Exhibit 10.37

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).\

AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
BAYOU BRIDGE PIPELINE, LLC
a Delaware limited liability company

JULY 9, 2015

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

i
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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

APPENDICES

Appendix I	Definitions

Appendix II	Member Schedule

Appendix III	Affiliate Contracts

Appendix IV	Initial Directors

Appendix V	Initial Officers

EXHIBITS

Exhibit A	Formation Certificate

Exhibit B	Form of Addendum Agreement

Exhibit C	Form of Member Guaranty Agreement

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
BAYOU BRIDGE PIPELINE, LLC
a Delaware limited liability company
This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (as the same may be amended from time to time in accordance herewith, this “Agreement”) of BAYOU BRIDGE PIPELINE, LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Company”), is made and entered into as of July 9, 2015, (the “Effective Date”) by and between each of the Persons (as hereinafter defined) listed on Appendix II.
RECITALS
WHEREAS, on June 2, 2015 (the “Formation Date”), the Company was formed as a Delaware limited liability company by the filing of a Certificate of Formation with the Secretary of State of the State of Delaware in accordance with the provisions of the Delaware Act (the “Formation Certificate”);
WHEREAS, on July 1, 2015, ETC Bayou Bridge Holdings, LLC, a Delaware limited liability company (“Energy Transfer”), as the sole member of the Company, entered into the Limited Liability Company Agreement of the Company (the “Original Agreement”) to provide for the regulation and management of the Company;
WHEREAS, immediately prior to the execution of this Agreement, the Company, Energy Transfer, Phillips 66 Gulf Coast Pipeline LLC, a Delaware limited liability company (“P66”), and Sunoco Pipeline L.P., a Texas limited partnership (“Sunoco”), entered into that certain Contribution Agreement (such agreement, as it may be amended from time to time, the “Contribution Agreement”), pursuant to which, among other things, (a) Energy Transfer agreed to make the Energy Transfer Initial Contribution (as hereinafter defined) and perform other obligations in exchange for Energy Transfer receiving a 30% Percentage Interest (as hereinafter defined) and corresponding Member Interest (as hereinafter defined) and associated Units (as hereinafter defined) in the Company, (b) P66 agreed to make the P66 Initial Contribution (as hereinafter defined) and perform other obligations in exchange for P66 receiving a 40% Percentage Interest and corresponding Member Interest and associated Units in the Company, and (c) Sunoco agreed to make the Sunoco Initial Contribution (as hereinafter defined) in exchange for Sunoco receiving a 30% Percentage Interest and corresponding Member Interest and associated Units in the Company;
WHEREAS, concurrently herewith and pursuant to the terms and conditions of the Contribution Agreement, (a) the Company and the BLC Facilities Construction Manager (as hereinafter defined) are entering into the BLC Facilities Construction Management Agreement (as hereinafter defined), (b) the Company and the Subject Facilities Construction Manager (as hereinafter defined) are entering into the Subject Facilities Construction Management Agreement (as hereinafter defined), and (c) the Company and the Operator (as hereinafter defined) are

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

entering into the Operating Agreement (as hereinafter defined), in each case, to be effective as of the Effective Date; and
WHEREAS, Energy Transfer, P66 and Sunoco desire to amend and restate the Original Agreement in its entirety in order to, among other things, (a) reflect the admission of P66 and Sunoco as Members (as hereinafter defined) of the Company, (b) reflect their agreement as Members to the terms, provisions and conditions with respect to the regulation and management of the Company set forth herein, and (c) provide for the relative rights and obligations of the Members with respect to the Company.
AGREEMENTS
NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of the Effective Date, the Members hereby amend and restate the Original Agreement in its entirety as follows:
ARTICLE 1
DEFINITIONS AND CONSTRUCTION
Section 1.1    Defined Terms. In addition to the terms defined in the introductory paragraph and the recitals to this Agreement, for purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings set forth in Appendix I.
Section 1.2    References and Rules of Construction. All references in this Agreement to Exhibits, Appendices, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Appendices, Articles, Sections, subsections and other subdivisions of or to this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections or other subdivisions of this Agreement are for convenience only, do not constitute any part of this Agreement and shall be disregarded in construing the language hereof. The words “this Agreement,” “herein,” “hereby,” “hereunder” and “hereof,” and words of similar import, refer to this Agreement as a whole and not to any particular Article, Section, subsection or other subdivision unless expressly so limited. The words “this Article,” “this Section” and “this subsection,” and words of similar import, refer only to the Article, Section or subsection hereof in which such words occur. The word “including” (in its various forms) means “including without limitation.” The word “U.S.” means the United States of America, the word “Federal” means U.S. federal and the word “State” means any U.S. state. All references to “$” or “dollars” shall be deemed references to U.S. Dollars. Each accounting term not defined herein shall have the meaning given to it under GAAP. Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Appendices and Exhibits referred to herein are attached hereto. References to any Law or agreement shall mean such Law or agreement as it may be amended from time to time.
ARTICLE 2
ORGANIZATION; REPRESENTATIONS AND WARRANTIES

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Section 2.1    Formation. The Company was formed as a Delaware limited liability company on the Formation Date by the filing of the Formation Certificate with the Secretary of State of the State of Delaware. A copy of the Formation Certificate is attached hereto as Exhibit A.
Section 2.2    Name. The name of the Company is “Bayou Bridge Pipeline, LLC” and all business of the Company shall be conducted under such name or under any other name approved by the Board.
Section 2.3    Term. The Company commenced on the Formation Date and shall continue until dissolved in accordance with the provisions of the Delaware Act and this Agreement.
Section 2.4    Registered Agent. The Company’s initial registered office in the State of Delaware shall be located at 2711 Centerville Rd., Suite 400, Wilmington, Delaware 19808. The registered agent at such address is Corporation Service Company. The Board may change the Company’s registered agent and registered office in the State of Delaware from time to time.
Section 2.5    Principal Office. The Company’s principal office shall be located at 3738 Oak Lawn Ave., Dallas, Texas 75219; provided that the Members agree that the Company’s principal office shall be moved to 8111 Westchester Drive, Dallas, Texas 75225 at the same time that Energy Transfer and its Affiliates move their office to such location. The Board may change the Company’s principal office, which need not be in Delaware, from time to time. The Company may have such other places of business as the Board may designate.
Section 2.6    Business and Purpose; Power. The business and purpose of the Company shall be to engage, directly or indirectly through its Subsidiaries, in the planning, design, construction, acquisition, ownership, operation, modification and maintenance of the Assets, to market the services of the Assets, to engage in the transportation, terminalling, storage and/or other handling of Crude Petroleum through the Assets and to engage in any activities relating thereto, and to engage in any other lawful act or activity that now or in the future may be necessary, convenient, incidental or advisable to accomplish the foregoing purpose and that is not forbidden by Law in the jurisdictions in which the Company engages in such business or activities. The Company shall have all powers and privileges granted by the Delaware Act, any other Law or this Agreement, including incidental powers thereto, to the extent that such powers and privileges are necessary, customary, convenient or incidental to the attainment of the Company’s business and purpose as set forth in the foregoing sentence of this Section 2.6.
Section 2.7    Qualifications in Other Jurisdictions. The Company’s officers shall cause the Company to be qualified, formed or registered under assumed or fictitious name or similar Laws as may be required under applicable Law in any jurisdiction in which the Company transacts business. The Company’s officers shall execute, deliver and file any certificates (and any amendments or restatements thereof) necessary or appropriate for the Company to qualify and continue to do business in a jurisdiction in which the Company may wish to conduct business. At the request of the Board, each Member shall execute, acknowledge, swear to and deliver all certificates and other instruments conforming with this Agreement that are necessary or appropriate to qualify, continue and terminate the Company as a foreign limited liability

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

company in all such jurisdictions in which the Company may conduct business; provided that no Member shall be required to file any general consent to service of process or to qualify as a foreign corporation, limited liability company, partnership or other entity in any jurisdiction in which it is not already so qualified.
Section 2.8    No State Law Partnership. The Members intend that the Company not (a) be a common Law partnership or joint venture or (b) create any agency or other relationship creating fiduciary or quasi-fiduciary duties of any Member to the Company or to any other Member, and this Agreement may not be construed to suggest otherwise. This Agreement shall not subject the Members to joint and several or vicarious liability or impose any duty, obligation or liability that would arise therefrom with respect to any or all of the Members or the Company.
Section 2.9    Other Business Pursuits. Each Member acknowledges and agrees that, subject to Section 15.9 and except with respect to any Capital Projects (which the Members hereby acknowledge and agree must be pursued through the Company or its Subsidiaries), but otherwise to the fullest extent permitted by Law, (a) each other Member and such other Member’s Affiliates (each, a “Competing Person”) may engage or invest in, and devote their time to, such other business ventures, opportunities or activities as such Competing Persons may choose, whether or not any such venture, opportunity or activity is considered competitive with the Company or its Subsidiaries or their respective businesses and whether or not the Company, any of its Subsidiaries, each other Member or such other Member’s Affiliates participates in any such venture, opportunity or activity without providing the Company, the Company’s Subsidiaries, each other Member or such other Member’s Affiliates the right to participate in such other venture, opportunity or activity (collectively, the “Right to Compete”), (b) none of the Company, any of its Subsidiaries, any Member or any Member’s Affiliate shall have any right by virtue of this Agreement or the relationship created hereby in or to any such other venture, opportunity or activity (or to the income or proceeds derived therefrom), notwithstanding any duty (fiduciary or otherwise) existing at Law or in equity, and (c) the pursuit of any such other venture, opportunity or activity shall not be deemed wrongful or improper or a violation of this Agreement or of any duty (fiduciary or otherwise) existing at Law or in equity. The Right to Compete of each Competing Person shall not require notice to, approval from, or other sharing with, the other Members, the Company or the Company’s Subsidiaries. Subject to Section 15.9 and except with respect to any Capital Project, but otherwise to the fullest extent permitted by Law, the legal doctrines of “corporate opportunity,” “business opportunity” and similar doctrines shall not be applied to any such other venture, opportunity or activity in which any Competing Person may engage or invest or to which any Competing Person may devote its time. Notwithstanding the foregoing (a) title to the Assets shall be deemed to be owned by the Company (or its applicable Subsidiary) as an entity, and no Member, Director or officer of the Company or any of its Subsidiaries shall have any ownership interest in such Assets, and no Competing Person shall have any authority or otherwise be entitled to use any Asset in exercising the Right to Compete of such Competing Person (except as provided in any agreement entered into as permitted hereunder between such Competing Person and the Company or any of its Subsidiaries, including any interconnection agreements, tankage agreements or other commercial agreements entered into as permitted hereunder in connection with any such other venture, opportunity or activity), and (b) no Member, whether through itself or an Affiliate, shall segment or otherwise coordinate the development of any project in order to cause such project to fail to qualify as a Capital Project or Qualifying Capital Project hereunder and therefore not be

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

required to be pursued through the Company or its Subsidiaries in accordance with this Section 2.9. For the avoidance of doubt, no Member Project is a Capital Project hereunder and each Member can pursue any Member Project that is applicable to such Member or its Affiliates.
Section 2.10    Representations and Warranties of Members.
(a)    Each Member hereby represents and warrants as of the Effective Date to the Company and to each other Member as follows:
(i)    Independent Evaluation. Such Member is sophisticated in the evaluation, purchase, ownership and operation of pipeline, storage and terminalling assets and related facilities; such Member, individually or through its officers, employees or agents, has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment such as an investment in the Company; and such Member, individually or through its officers, employees or agents, has evaluated the merits and risks of the investment in the Company. In making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, such Member, except to the extent of any other Member’s or any of such Person’s Affiliate’s express representations and warranties in this Agreement: (A) has relied solely on its own independent investigation and evaluation of the Company and its Assets and the advice of its own legal, tax, economic, environmental, engineering, geological and geophysical advisors and the express provisions of this Agreement and not on any comments, statements, projections or other materials made or given by any representatives or consultants or advisors engaged by any other Member or any Affiliate of such other Member, and (B) has satisfied itself through its own due diligence as to the environmental and physical condition of and contractual arrangements and other matters affecting the Company or the Assets.
(ii)    Organization; Existence. Such Member is duly formed or incorporated, as applicable, validly existing and in good standing under the Laws of the State of its formation or incorporation, as applicable. Such Member has all requisite power and authority to own and operate its property and to carry on its business as now conducted. Such Member is duly licensed or qualified to do business as a foreign entity, and is in good standing, in all jurisdictions in which such qualification is required by Law, except where the failure to qualify or be in good standing would not have a material adverse effect on such Member.
(iii)    Authorization. Such Member has full power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Member of this Agreement has been duly and validly authorized and approved by all necessary partnership, company or corporate action, as applicable, on the part of such Member. This Agreement is the valid and binding obligation of such Member and enforceable against such Member in accordance with its terms, subject to the effects of Bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting the rights of creditors generally, as well as to principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(iv)    No Conflicts. The execution, delivery and performance by such Member of this Agreement and the consummation of the transactions contemplated hereby do not (A) conflict with or result in a breach of any provisions of the organizational documents or other governing documents of such Member, (B) result in a default or the creation of any Encumbrance or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material contract, note, bond, mortgage, indenture, license or other material agreement to which any such Member is a party or by which such Member may be bound (except for this Agreement) or (C) violate any Law applicable to such Member, except in the case of clauses (B) and (C) where such default, Encumbrance, termination, cancellation, acceleration or violation would not have a material adverse effect on such Member.
(v)    Litigation. There is no investigation, suit, action or litigation by or before any Governmental Authority and no legal, administrative or arbitration proceedings, in each case, pending, or to such Member’s knowledge, threatened in writing, against such Member that would have a material adverse effect on such Member.
(b)    Each Member agrees to indemnify and hold harmless the Company and each other Member from any liability, loss, cost, damage and expense (including the costs of litigation, arbitration and reasonable attorneys’ fees) arising out of or resulting from the breach of any representation or warranty of such Member set forth in this Section 2.10.
ARTICLE 3
CAPITALIZATION; UNITS
Section 3.1    Initial Contributions; Member Interests; and True-Up Contributions.
(a)    On the Effective Date (or as otherwise set forth in the Contribution Agreement): (i) Energy Transfer shall contribute to the Company (A) the Energy Transfer Assets and (B) the Energy Transfer Cash Contribution, in each case, on the terms and conditions set forth in the Contribution Agreement (such contributions, collectively, the “Energy Transfer First Initial Contribution”), and (ii) in exchange for (A) making the Energy Transfer First Initial Contribution, (B) Energy Transfer’s other obligations to the Company pursuant to the Contribution Agreement, and (C) Energy Transfer’s commitment to make additional contributions pursuant to Section 3.1(e) and/or Section 3.2, as applicable, the Company has issued to Energy Transfer a Member Interest evidenced by the number of Units set forth opposite its name on Appendix II having the Percentage Interest as of the Effective Date set forth opposite its name on Appendix II.
(b)    On the Effective Date (or as otherwise set forth in the Contribution Agreement): (i) P66 shall contribute to the Company a portion of the P66 Assets on the terms and conditions set forth in the Contribution Agreement (such contribution, the “P66 First Initial Contribution”), and (ii) in exchange for (A) making the P66 First Initial Contribution, (B) P66’s other obligations to the Company pursuant to the Contribution Agreement, and (C) P66’s commitment to make additional contributions pursuant to Section 3.1(d) and/or Section 3.2, as applicable, the Company has issued to P66 a Member Interest evidenced by the number of Units set forth opposite its name on Appendix II having the Percentage Interest as of the Effective Date set forth opposite its name on Appendix II.

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(c)    On the Effective Date (or as otherwise set forth in the Contribution Agreement): (i) Sunoco shall contribute to the Company the Sunoco Cash Contribution on the terms and conditions set forth in the Contribution Agreement (such amount, the “Sunoco First Initial Contribution”), and (ii) in exchange for making the Sunoco First Initial Contribution and Sunoco’s commitment to make additional contributions pursuant to Section 3.1(e) and/or Section 3.2, as applicable, the Company has issued to Sunoco a Member Interest evidenced by the number of Units set forth opposite its name on Appendix II having the Percentage Interest as of the Effective Date set forth opposite its name on Appendix II.
(d)    On the date of the Right-of-Way Closing (as defined in the Contribution Agreement) under the Contribution Agreement, P66 shall contribute to the Company the remaining portion of the P66 Assets on the terms and conditions set forth in the Contribution Agreement (such contribution, the “P66 Second Initial Contribution”). Any costs and expenses incurred by P66 and its Affiliates between the Effective Date and the date of the Right-of-Way Closing, insofar and only insofar as such costs and expenses (i) relate to the P66 Assets contributed to the Company pursuant to the P66 Second Initial Contribution, and (ii) are not costs and expenses of the type set forth on Exhibit B-3 to the BLC Facilities Construction Management Agreement, are referred to herein as the “P66 Post-Effective Date Expenses”.
(e)    On the date that is 30 days following the contribution of the P66 Second Initial Contribution, each of Energy Transfer and Sunoco shall, unless the provisions of Section 3.1(f) are applicable, make true-up contributions, in cash, to the Company such that, following such cash true-up contributions being made to the Company, the following statements are true:
(i)    the aggregate value of (A) (1) the value of the P66 First Initial Contribution and P66’s other obligations to the Company pursuant to the Contribution Agreement (as set forth on Exhibit C to the Contribution Agreement), plus (2) any costs and expenses actually incurred by P66 and its Affiliates with respect to the P66 Assets prior to the Effective Date in excess of such value of the P66 First Initial Contribution (with such difference being due to invoicing delays or similar delays), plus (3) the P66 Post-Effective Date Expenses, minus (4) any costs and expenses actually incurred by P66 and its Affiliates with respect to any P66 Asset that is not ultimately conveyed to the Company pursuant to Section 10.4 of the Contribution Agreement, minus (5) any costs and expenses actually incurred by P66 and its Affiliates with respect to any P66 Asset that (x) has been conveyed to the Company, and (y) the Company, pursuant to Section 10.5 of the Contribution Agreement, has determined to not be useful with respect to the design, engineering, construction, operation and/or maintenance of the Facilities (as the same is contemplated as of the Effective Date) due to the gross negligence or willful misconduct of P66 or any of its Affiliates (the aggregate value calculated pursuant to this subpart (A), plus, if applicable, any P66 True-Up Contribution, the “P66 Initial Contribution”), is equal to (B) (1) (x) the Sunoco First Initial Contribution, plus (y) if necessary, any additional true-up cash contribution made by Sunoco to the Company pursuant to this Section 3.1(e) (such true-up contribution, if any, the “Sunoco True-Up Contribution” and, together with the Sunoco First Initial Contribution, the “Sunoco Initial Contribution”), multiplied by (2) 4/3rds; and

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(ii)    the aggregate value of (A) the Sunoco Initial Contribution is equal to (B) (1) the value of the Energy Transfer First Initial Contribution and Energy Transfer’s other obligations to the Company pursuant to the Contribution Agreement (as set forth on Exhibit C to the Contribution Agreement), plus (2) any costs and expenses actually incurred by Energy Transfer and its Affiliates with respect to the Energy Transfer Assets prior to the Effective Date in excess of such value of the Energy Transfer First Initial Contribution (with such difference being due to invoicing delays or similar delays), minus (3) any costs and expenses actually incurred by Energy Transfer and its Affiliates with respect to any Energy Transfer Asset that (x) has been conveyed to the Company, and (y) the Company, pursuant to Section 10.5 of the Contribution Agreement, has determined to not be useful with respect to the design, engineering, construction, operation and/or maintenance of the Facilities (as the same is contemplated as of the Effective Date) due to the gross negligence or willful misconduct of Energy Transfer or any of its Affiliates, plus (4) if necessary, any additional true-up cash contribution made by Energy Transfer pursuant to this Section 3.1(e) (such true-up contribution, if any, the “Energy Transfer True-Up Contribution” and, the aggregate value calculated pursuant to this subpart (B), the “Energy Transfer Initial Contribution”).
(f)    On the date that is 30 days following the contribution of the P66 Second Initial Contribution, in the event that the aggregate value of (i) (A) the value of the P66 First Initial Contribution and P66’s other obligations to the Company pursuant to the Contribution Agreement (as set forth on Exhibit C to the Contribution Agreement), plus (B) any costs and expenses actually incurred by P66 and its Affiliates with respect to the P66 Assets prior to the Effective Date in excess of such value of the P66 First Initial Contribution (with such difference being due to invoicing delays or similar delays), plus (C) the P66 Post-Effective Date Expenses, minus (D) any costs and expenses actually incurred by P66 and its Affiliates with respect to any P66 Asset that is not ultimately conveyed to the Company pursuant to Section 10.4 of the Contribution Agreement, minus (E) any costs and expenses actually incurred by P66 and its Affiliates with respect to any P66 Asset that (1) has been conveyed to the Company, and (2) the Company, pursuant to Section 10.5 of the Contribution Agreement, has determined to not be useful with respect to the design, engineering, construction, operation and/or maintenance of the Facilities (as the same is contemplated as of the Effective Date) due to the gross negligence or willful misconduct of P66 or any of its Affiliates is, in the aggregate, less than (ii) the value of the P66 First Initial Contribution and P66’s other obligations to the Company pursuant to the Contribution Agreement (as set forth on Exhibit C to the Contribution Agreement), then P66 shall, in such instance, make true-up contributions, in cash, to the Company in an amount equal to such difference (such true-up contribution, if any, the “P66 True-Up Contribution”).
Section 3.2    Additional Contributions.
(a)    From time to time from and after the Effective Date, following the issuance of a Call Notice in accordance with Section 3.3, the Members shall make cash contributions to the Company in respect of all Company expenditures in accordance with the procedures outlined in Section 3.3(a) through Section 3.3(f), as applicable. Except as expressly provided otherwise in Section 3.3(d)(iv) or Section 3.3(e)(ii), any such contributions shall be made by the Members in proportion to their respective Percentage Interests.

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(b)    Unless the Board approves otherwise, the Company and its Subsidiaries shall use (and shall cause the Operator and/or each Construction Manager, as applicable, to use) the proceeds of all contributions made by the Members pursuant to this Section 3.2 for the purposes contemplated by the Call Notice to which such contributions relate.
Section 3.3    Contribution Procedures.
(a)    Initial Facilities Construction Period Call Notices. From time to time during the period from and after the Effective Date until the Final Completion of the Initial Facilities (the “Initial Facilities Construction Period”), each Construction Manager shall notify the President of the expenditures projected to be incurred in the following Calendar Month pursuant to the then-current Budget under the applicable Construction Management Agreement. At least 30 days prior to the beginning of each applicable Calendar Month, the President shall issue a Call Notice to the Members requesting contributions in an amount equal to the aggregate of such projected expenditures, plus reasonable contingency amounts, as specifically set forth in such Call Notice (which collective amount shall be, for the avoidance of doubt, equal to (i) one-third of the Quarterly Estimate for the BLC Facilities that was delivered by the BLC Facilities Construction Manager pursuant to the BLC Facilities Construction Management Agreement, plus (ii) one-third of the Quarterly Estimate for the Subject Facilities that was delivered by the Subject Facilities Construction Manager pursuant to the Subject Facilities Construction Management Agreement, unless any Construction Manager notifies the President of a different allocation of payments among the three Calendar Months of a Calendar Quarter based on anticipated expenditures during such Calendar Quarter). On or before the first day of the applicable Calendar Month, the Members shall contribute to the Company the amount specified in such Call Notice in the proportions set forth in Section 3.2(a). Notwithstanding anything in the foregoing to the contrary, no Call Notice issued by the President pursuant to this Section 3.3(a) shall request any contributions in respect of any Emergency Expenditures (such expenditures being addressed in Section 3.3(d)).
(b)    Operations Call Notices. From time to time from and after the Effective Date, the Operator shall notify the President if the Company’s and its Subsidiaries’ current cash assets and projected gross receipts are not reasonably anticipated to be sufficient to satisfy the expenditures projected to be incurred in the following Calendar Month pursuant to the then-current Budget, including any Required Upgrade Costs. As promptly as practicable thereafter, the President shall issue a Call Notice to the Members requesting contributions in an amount equal to any such deficiency, plus a reasonable contingency amount, as specifically set forth in such Call Notice (which collective amount shall be, for the avoidance of doubt, equal to the “Monthly Estimate” (as such term is defined in the Operating Agreement) delivered by the Operator pursuant to the Operating Agreement). The Members shall contribute to the Company the amount specified in such Call Notice in the proportions set forth in Section 3.2(a) (A) if such Call Notice was delivered by the President to the Members on or prior to the 15th day of a Calendar Month, then by no later than the last day of the Calendar Month in which such Call Notice is delivered, or (B) if such Call Notice was delivered by the President to the Members following the 15th day of a Calendar Month, then by no later than the 15th day after such Call Notice is delivered. Notwithstanding anything in the foregoing to the contrary, no Call Notice issued by the President pursuant to this Section 3.3(b) shall request any contributions in respect of any Emergency Expenditures (such expenditures being addressed in Section 3.3(d)).

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(c)    Other Construction Costs Call Notices. On (i) the first date upon which all of the following has occurred: the Company has approved (A) a Capital Project (whether pursuant to Section 5.1(b) in the case of a Qualifying Capital Project or otherwise pursuant to Section 5.1(d)(xix)), and (B) the Capital Project Budget with respect thereto has been approved whether pursuant to Section 5.1(b) in the case of a Capital Project Budget for a Qualifying Capital Project or otherwise pursuant to Section 5.1(d)(xix)) and (ii) a date at least 35 days prior to the beginning of each Calendar Quarter thereafter until the completion of such Capital Project, the President shall issue a Call Notice to the Members requesting contributions in an amount equal to such projected costs needed for such Capital Project in such Calendar Quarter, plus a reasonable contingency amount, as specifically set forth in such Call Notice. The Members shall contribute to the Company the amount specified in such Call Notice in the proportions set forth in Section 3.2(a): (1) in the case of the initial Call Notice for such Capital Project, (x) if such Call Notice was delivered by the President to such Members on or prior to the 15th day of a Calendar Month, then by no later than the last day of the Calendar Month in which such Call Notice is delivered, or (y) if such Call Notice was delivered by the President to such Members following the 15th day of a Calendar Month, then by no later than the 15th day after such Call Notice is delivered; and (2) in the case of each Call Notice thereafter, on or before the first day of the applicable Calendar Quarter. Notwithstanding anything in the foregoing to the contrary, no Call Notice issued by the President pursuant to this Section 3.3(c) shall request any contributions in respect of any Emergency Expenditures (such expenditures being addressed in Section 3.3(d)).
(d)    Special Call Notices. The President may issue a special Call Notice to the Members at any time:
(i)    if, during the Initial Facilities Construction Period, any Construction Manager notifies the President that the contributions made pursuant to Section 3.3(a) with respect to the current Calendar Quarter are (A) projected to be insufficient to satisfy the Company’s and its Subsidiaries’ projected Construction Costs to be incurred during such Calendar Quarter under the applicable then-current Budget therefor under the applicable Construction Management Agreement, (B) are insufficient or projected to be insufficient to satisfy any Emergency Expenditures incurred or projected to be incurred during such Calendar Quarter by such Construction Manager under such Construction Management Agreement, or (C) projected to be insufficient to satisfy the Company’s and its Subsidiaries’ projected expenditures to be otherwise incurred during such Calendar Quarter in accordance with such Construction Management Agreement, including such Construction Manager’s right and authority to make expenditures in excess of the applicable then-current Budget therefor pursuant to Section 5.3 of such Construction Management Agreement;
(ii)    if the Operator notifies the President that the Company’s and its Subsidiaries’ current cash assets and projected gross receipts plus any additional contributions made pursuant to Section 3.3(b) with respect to the current Calendar Month are (A) projected to be insufficient to satisfy the Company’s and its Subsidiaries’ projected expenditures to be incurred during such Calendar Month under the then-current Budget therefor under the Operating Agreement, (B) insufficient or projected to be insufficient to satisfy any Emergency Expenditures incurred or projected to be incurred during such Calendar Month by the Operator under the Operating Agreement, or (C) projected to be insufficient to satisfy the Company’s and its Subsidiaries’ projected expenditures to be otherwise incurred during such Calendar Month in accordance with

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the Operating Agreement, including the Operator’s right and authority to make expenditures in excess of the applicable then-current Budget therefor pursuant to Section 5.3 of the Operating Agreement;
(iii)    if the Company is notified that the contributions made pursuant to Section 3.3(c) with respect to the current Calendar Quarter are (A) projected to be insufficient to satisfy the Company’s and its Subsidiaries’ projected costs to be incurred during such Calendar Quarter under the applicable then-current Capital Project Budget for such Capital Project, (B) are insufficient or projected to be insufficient to satisfy any Emergency Expenditures incurred or projected to be incurred during such Calendar Quarter with respect to such Capital Project, or (C) projected to be insufficient to satisfy the Company’s and its Subsidiaries’ projected expenditures to be otherwise incurred during such Calendar Quarter in accordance with respect to such Capital Project;
(iv)    if any Requesting Member delivers the Company a Post-Effective Date Reimbursement Request pursuant to the provisions of Section 6.3(c); or
(v)    if any Affiliate of any Member delivers the Company a Post-Effective Date Reimbursement Request pursuant to the provisions of Section 6.3(d);
then, in each of the foregoing cases outlined in subsections (i) through (v) above, the President shall issue a Call Notice to the Members requesting contributions from the Members in an amount equal to such deficiencies, plus a reasonable contingency amount, as specifically set forth in such Call Notice (which collective amount(s) shall be, in the cases of subsections (i) and (ii) above, equal to the applicable “Shortfall Estimate” (as defined in the applicable Construction Management Agreement) or “Shortfall Estimate” (as defined in the Operating Agreement), as applicable, that was delivered by such Construction Manager pursuant to the applicable Construction Management Agreement or the Operator pursuant to the Operating Agreement, as applicable, and in the case of subsections (iv) and (v) above, equal to the Post-Effective Date Member Costs or Post-Effective Date Affiliate Costs, as applicable, set forth in the applicable Post-Effective Date Reimbursement Request). Within five Business Days of receipt of (x) any Call Notice pursuant to Section 3.3(d)(i), Section 3.3(d)(ii), Section 3.3(d)(iii) or Section 3.3(d)(v), the Members shall contribute to the Company the amount specified in such Call Notice in the proportions set forth in Section 3.2(a), and (y) any Call Notice pursuant to Section 3.3(g)(iv), each non-Requesting Member shall contribute to the Company its Proportionate Share of the entire amount requested in such Call Notice.
(e)    Indemnification Call Notices. The President may issue a special Call Notice to the Members at any time if:
(i)    subject to Section 3.3(e)(ii) below, the Company owes any indemnification obligation pursuant to the Operating Agreement and the Company’s and its Subsidiaries’ current cash assets and projected gross receipts are not reasonably anticipated to be sufficient to satisfy such indemnification obligation;
(ii)    the Company owes any indemnification obligation pursuant to Section 10.2.4 of the Operating Agreement;

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(iii)    the Company owes any indemnification obligation pursuant to any Construction Management Agreement with respect to the Initial Facilities or any Capital Project and the Company’s and its Subsidiaries’ current cash assets and projected gross receipts are not reasonably anticipated to be sufficient to satisfy such indemnification obligation; or
then, in each of the foregoing cases outlined in subsections (i) through (iii) above, the President shall issue a Call Notice to the Members requesting contributions from the Members in an amount equal to such indemnification obligation as specifically set forth in such Call Notice. Within five Business Days of receipt of (x) any Call Notice delivered pursuant to Section 3.3(e)(i) or Section 3.3(e)(iii), the Members shall contribute to the Company the amount specified in such Call Notice in the proportions set forth in Section 3.2(a), and (y) any Call Notice delivered pursuant to Section 3.3(e)(ii), each Member who is not the Operator, or who is not an Affiliate of the Operator, as applicable, shall contribute to the Company the amount requested in such Call Notice in accordance with its Proportionate Share.
(f)    Call Notice Contents. Each request for contributions contained in a Call Notice shall (i) be expressed in dollars and shall state the date on which payment is due and the bank(s) and account(s) to which payment is to be made and (ii) specify in reasonable detail (A) the purpose(s) or expenditure(s) for which such contributions are required, (B) the amount of the contribution requested to be made by each Member to the Company pursuant to such Call Notice and (C) whether such amounts are to be paid pursuant to Section 3.3(a), Section 3.3(b), Section 3.3(c), Section 3.3(d) or Section 3.3(e) (and, if applicable, the relevant subsection of each such Section).
Section 3.4    Failure to Fund Initial or Additional Contributions.
(a)    Except as provided in Section 3.4(d), if any Member fails to pay in full when due (any such date, a “Due Date”) any amount owed to the Company pursuant to the terms of this Agreement, the Company shall (and any Affected Member may, on behalf of the Company) give notice of such default (a “Default Notice”) to the defaulting Member and each other Member. Any Default Notice shall include a statement of the amount the defaulting Member has failed to pay. If such failure is not cured by the defaulting Member on or before the tenth day following such defaulting Member’s receipt of the applicable Default Notice, then such defaulting Member shall be deemed to be in default under this Agreement (a “Default”), and shall be referred to herein as a “Defaulting Member”.
(b)    “Default Period” means the period beginning with the date such Member becomes a “Defaulting Member” pursuant to the terms of Section 3.4(a) and ending when all of such Defaulting Member’s Defaults have been cured in full.
(c)    Any amount in Default and not paid when due under this Agreement shall bear interest at the Default Interest Rate from the applicable Due Date to the date of payment.
Section 3.5    Certain Consequences of Default.
(a)    Notwithstanding any other provision in this Agreement to the contrary, during the Default Period, a Defaulting Member shall have no right to, and shall cause its Affiliates and the Director designated by such Defaulting Member, if applicable, not to:

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(i)    make any proposal under this Agreement;
(ii)    (A) be counted for purposes of determining a quorum for any Board vote (excluding determining a quorum for voting on any Preserved Unanimous Action) or (B) vote on any matter with respect to which Member or Board approval is required under the express terms of this Agreement (excluding any Preserved Unanimous Action) and, in each case, in determining the Total Votes, the Percentage Interest of the Defaulting Member shall be deemed held by each Paying Affected Member in accordance with its Proportionate Share (except in connection with voting on any Preserved Unanimous Action);
(iii)    request or call any Board meeting;
(iv)    access any data or information relating to any operation conducted by the Company or any of its Subsidiaries (except to the extent such Member or an Affiliate of such Member or an employee of such Member or Affiliate of such Member is the Operator or a Construction Manager, and such data or information is necessary for such Member or Affiliate to perform its responsibilities in such capacity);
(v)    propose any Capital Projects to the Board;
(vi)    other than pursuant to the provisions of Section 3.5(e) or Section 3.5(f), Transfer all or any part of its Member Interest and associated Units, except for any Transfer (A) of all of its Member Interest and associated Units to a Person who simultaneously with such Transfer satisfies or causes to be satisfied in full the Total Amount in Default, and (B) that is undertaken in accordance, and compliance, with the provisions of Article 10 and Article 11; and
(vii)    ** provided for in Section 11.1 in the event of a **.
(b)    Upon the commencement of a Default Period, each Affected Member may, but is not required to, contribute to the Company its Proportionate Share of the entire amount in Default as set forth in the applicable Default Notice within 20 days following such Affected Member’s receipt of such Default Notice. Any such Affected Member that contributes its Proportionate Share of the applicable amount within the applicable time frame is referred to herein as a “Paying Affected Member”. If there is more than one Affected Member, and one or more Affected Members does not contribute its Proportionate Share of the entire amount in Default as set forth in the applicable Default Notice within the applicable time frame (each, a “Non-Paying Affected Member”), then each Paying Affected Member shall have the right, but not the obligation, to contribute to the Company 100% of the amount that the Non-Paying Affected Member(s) failed to pay pursuant to this Section 3.5(b).
(i)    If more than one Paying Affected Member elects to cover the amount unpaid by the applicable Non-Paying Affected Member(s), then each of such Paying Affected Members shall contribute its Proportionate Share of such unpaid amount. A Paying Affected Member that pays the entirety of any such amounts unpaid by the applicable Non-Paying Affected Member(s) (or its applicable portion thereof pursuant to the preceding sentence) shall be referred to herein as a “Covering Affected Member”.

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(ii)    Notwithstanding anything to the contrary in this Section 3.5, should (A) any Affected Member be a Non-Paying Affected Member with respect to such Default, and (B) no Covering Affected Member exist, then (1) the Members shall be deemed to have unanimously determined not to make the expenditure which the Defaulting Member originally failed to make, (2) no such Non-Paying Affected Member (nor any Paying Affected Member that elects not to be a Covering Affected Member) shall be deemed to be in “Default” under Section 3.4(a) for the failure to make such payment, (3) the Defaulting Member shall no longer be deemed to be in “Default” or considered a “Defaulting Member” hereunder with respect to such expenditure, and (4) any amount previously contributed to the Company by any Paying Affected Member pursuant to this Section 3.5(b) with respect to such expenditure shall promptly be returned to such Paying Affected Member by the Company.
(c)    At any time after the Paying Affected Member(s) (including any Covering Affected Member) make any such contribution(s) pursuant to Section 3.5(b), but before a Paying Affected Member has elected the Percentage Adjustment Remedy or the Percentage Interest Buyout Remedy, the Defaulting Member shall be entitled to cure the applicable Default by reimbursing each such Paying Affected Member (including any Covering Affected Member) for the entire amount of such contribution made by each such Paying Affected Member pursuant to Section 3.5(b), together with interest thereon at the Default Interest Rate accruing on such amount since the applicable Due Date. Any such contribution made by a Paying Affected Member (including any Covering Affected Member), if so timely reimbursed in full by the Defaulting Member, shall be deemed to be advances made by such Paying Affected Member on behalf of the Defaulting Member and shall, for purposes of this Agreement, constitute a loan made by such Paying Affected Member to the Defaulting Member rather than a contribution by such Paying Affected Member to the Company.
(d)    Until the applicable Default is cured in full by the Defaulting Member pursuant to Section 3.5(c) or by payment by a guarantor of the Defaulting Member’s obligations, then, in addition to any other remedies the Paying Affected Members may have against such Defaulting Member or its guarantor, whether at Law or in equity, the Defaulting Member shall have no right to receive distributions from the Company pursuant to Section 4.5, and such distributions shall instead be made to the Paying Affected Members (including any Covering Affected Member) until (i) each Paying Affected Member shall have received an amount of such distributions sufficient to reimburse such Paying Affected Member for any such contributions made by such Paying Affected Member pursuant to Section 3.5(b), together with interest thereon at the Default Interest Rate accruing on such amount since the applicable Due Date, or (ii) the Default is otherwise remedied in full pursuant to the terms of this Agreement.
(e)    If the Default Period commences during the Initial Facilities Construction Period, then at any time thereafter during such Default Period, the Paying Affected Members may elect (with such election to be determined by a majority vote of the Proportionate Shares of such Paying Affected Members), by delivering written notice to the Company, the Defaulting Member and each other Member during such Default Period, to enforce the Percentage Interest adjustment remedy set forth in this Section 3.5(e) (the “Percentage Interest Adjustment Remedy”), in which case, upon such election and following the consummation of such adjustment to the Members’ respective Percentage Interests, (w) the Default in question shall be deemed to have been remedied

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

in full, (x) the Defaulting Member shall no longer be deemed to be in “Default” or considered a “Defaulting Member” hereunder, (y) the Paying Affected Members shall no longer have the rights set forth in Section 3.5(d), and (z) the provisions of Section 3.5(a) shall no longer apply to such Default. If the Paying Affected Members do so elect the Percentage Interest Adjustment Remedy, then:
(i)    the Percentage Interest of each Paying Affected Member shall be adjusted, effective as of the applicable Due Date, to equal a fraction, expressed as a percentage:
(A)    the numerator of which shall be equal to the amount obtained by the following formula: (1) (aa) the aggregate contributions made on or before such date by such Paying Affected Member pursuant to Section 3.1 and Section 3.2, plus (bb) an amount equal to the aggregate contributions made on or before such date by such Paying Affected Member pursuant to this Section 3.5, times (2) 1.25, minus (3) the amount of any distributions received by such Paying Affected Member pursuant to Section 3.5(d) that would otherwise have been distributed to such Defaulting Member (but only to the extent such distributions represent the value of the principal amount in Default and specifically not taking into account any distributions received by such Paying Affected Member attributable to the interest accruing on such amount in Default); and
(B)    the denominator of which shall be equal to the amount obtained by the following formula: (1) (aa) the aggregate contributions made on or before such date by all Paying Affected Members pursuant to Section 3.1, Section 3.2 and this Section 3.5, multiplied by (bb) 1.25, plus (2) the aggregate contributions made on or before such date by the Defaulting Member pursuant to Section 3.1, Section 3.2 and this Section 3.5;
(ii)    simultaneously with the adjustment of each Paying Affected Member’s Percentage Interest pursuant to Section 3.5(e)(i), each Paying Affected Member’s Member Interest and Units each shall be adjusted upward in the same proportion as the adjustment to such Paying Affected Member’s Percentage Interest;
(iii)    simultaneously with the upward adjustment of each Paying Affected Member’s Percentage Interest (and, consequently, each Paying Affected Member’s Member Interest and Units) pursuant to Section 3.5(e)(i) and Section 3.5(e)(ii), the Percentage Interest, Member Interest and Units of the Defaulting Member shall be correspondingly downwardly adjusted to reflect the upward adjustment of each Paying Affected Member’s Percentage Interest, Member Interest and Units; and
(iv)    following any such adjustments to the Members’ Percentage Interests, Member Interests and Units pursuant to this Section 3.5(e), the Company shall cause the Secretary to update the Member Schedule to reflect the adjusted Percentage Interests, Member Interests and Units of the Members.
(f)    If the Default Period commences after the Initial Facilities Construction Period, then at any time thereafter during such Default Period, any Paying Affected Member may elect, by delivering written notice to the Company, the Defaulting Member and each other Member during such Default Period, to enforce the Percentage Interest buyout remedy set forth in this Section 3.5(f) (the “Percentage Interest Buyout Remedy”), in which case, upon such election and

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

following the consummation of such buyout, (w) the Default in question shall be deemed to have been remedied in full, (x) the Defaulting Member shall no longer be deemed to be in “Default” or considered a “Defaulting Member” hereunder, (y) the Paying Affected Members shall no longer have the rights set forth in Section 3.5(d), and (z) the provisions of Section 3.5(a) shall no longer apply to such Default.
(i)    If any Paying Affected Member does so elect the Percentage Interest Buyout Remedy, then the Paying Affected Member(s) who so elected shall purchase (and the Defaulting Member shall sell) all, but not less than all, of the Percentage Interest, Member Interest and Units of the Defaulting Member at a price equal to the amount obtained by the following formula: (A)(1) the lesser of (x) the balance in such Defaulting Member’s Capital Account as of the date of the election by such Paying Affected Member of the Percentage Interest Buyout Remedy or (y) the Fair Market Value, as of the date of the election by such Paying Affected Member of the Percentage Interest Buyout Remedy, of such Defaulting Member’s Percentage Interest, Member Interest and Units, as determined by an expert in accordance with Section 14.3, minus (2) the amount of any distributions received by the Paying Affected Members pursuant to Section 3.5(d) that would otherwise have been distributed to such Defaulting Member (but only to the extent such distributions represent the value of the principal amount in Default and specifically not taking into account any distributions received by such Affected Members attributable to the interest accruing on such amount in Default) times (B) 0.90. Each such Paying Affected Member who so elected to enforce the Percentage Interest Buyout Remedy shall be (I) responsible for its Proportionate Share of such price and (II) entitled to its Proportionate Share of such Percentage Interest, Member Interest and Units.
(ii)    With respect to any Paying Affected Member who elects the Percentage Buyout Remedy, such purchase shall be deemed to have occurred as of the date that such Paying Affected Member pays the applicable price determined pursuant to Section 3.5(f)(i) to the Defaulting Member and such Paying Affected Member’s Percentage Interest (and consequently its Member Interest and Units) shall be adjusted upwards by the Percentage Interest of the Defaulting Member acquired by such Paying Affected Member, effective as of the date of the election by such Paying Affected Member of the Percentage Interest Buyout Remedy.
Section 3.6    Section 704(b) Capital Accounts.
(a)    “Capital Account” means, with respect to any Member, an account that is maintained for such Member in accordance with the provisions of Section 1.704-1(b)(2)(iv) of the Treasury Regulations and to the extent consistent with such Treasury Regulations has, as of any given date on or after the Effective Date, a balance calculated as follows:
(i)    the aggregate amount of cash that has been contributed to the capital of the Company as of such date by or on behalf of such Member; plus
(ii)    the Gross Asset Value of any property other than cash that has been contributed to the capital of the Company as of such date by such Member and the amount of liabilities assumed by any such Member under Section 752 of the Code or which are secured by any Assets distributed to such Member; plus

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(iii)    the aggregate amount of the Net Profits that has been allocated to such Member as of such date pursuant to the provisions of Section 4.1 or Section 13.3, any items of income or gain which are specially allocated to such Member pursuant to Section 4.2 or Section 4.3 and any other positive adjustments required by the Treasury Regulations and that have not been previously taken into account in determining such Member’s Capital Account; minus
(iv)    the aggregate amount of the Net Losses that have been allocated to such Member as of such date pursuant to Section 4.1 or Section 13.3, the amount of any item of expense, deduction or loss which is specially allocated to such Member pursuant to Section 4.2 or Section 4.3 and any other negative adjustments required by the Treasury Regulations and that have not been previously taken into account in determining such Member’s Capital Account; minus
(v)    the aggregate amount of cash that has been distributed to or on behalf of such Member; and minus
(vi)    the Gross Asset Value of any property other than cash that has been distributed to or on behalf of such Member as of such date and the amount of any liabilities of such Member assumed by the Company under Section 752 of the Code and the Treasury Regulations or which are secured by any property contributed by such Member to the Company.
Section 3.7    No Interest on or Return of Contributions. No Member shall be entitled to interest on its contributions to the Company or to a return thereof, except as otherwise specifically provided for in this Agreement.
Section 3.8    Member Parent Guaranties. As an inducement to each Member to enter into this Agreement and as security for the payment of contributions to be made by each Member pursuant to Section 3.2 and such Member’s obligations under the Contribution Agreement, each Member has caused its respective Affiliate guarantor to issue a guaranty in the form set forth in Exhibit C of such Member’s (a) obligation to make such contributions and other required additional contributions and (b) obligations under the Contribution Agreement (collectively, the “Guaranties”). Any Guaranty shall be released (i) upon and to the extent of a guarantor’s Affiliate’s transfer of a Member Interest and associated Units in compliance with the provisions of Section 10.3, or (ii) when the Member whose obligations are guaranteed pursuant to this Section 3.8 or Section 10.2(a) holds or is granted a credit rating equal to or better than Baa3 (if issued by Moody’s Investor Service) or BBB- (if issued by Standard & Poor’s Financial Services LLC).
Section 3.9    Units. The Member Interests in the Company are divided into units referred to herein as “Units.” The Company has authorized an aggregate of up to 200 Units that may be held by the Members (the “Authorized Units”). The Units that are held by the Members as of the Effective Date are as set forth on the Member Schedule attached as Appendix II. Any fractional Units that would otherwise be issued or allocated pursuant to this Agreement shall be rounded to the nearest whole Unit. The Units shall not be certificated.

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Section 3.10    No Resignation or Expulsion. A Member may not take any action to resign, withdraw or retire as a Member voluntarily, and a Member may not be expelled or otherwise removed involuntarily as a Member, prior to the dissolution and winding up of the Company, other than as may be required with respect to a Defaulting Member pursuant to Section 3.5 or as a result of a permitted Transfer of all of such Member’s Member Interest and associated Units in accordance with Article 10 and each of the transferees of such Member Interest and associated Units being admitted as a Substitute Member. A Member shall cease to be a Member only in the manner described in Article 10 or, with respect to a Defaulting Member, in the manner described in Section 3.5.
ARTICLE 4
ALLOCATIONS AND DISTRIBUTIONS

Section 4.1    Allocations of Net Profits and Net Losses. Except as provided in Section 13.3(b), after giving effect to the special allocations set forth in Section 4.2 and Section 4.3, Net Profits and Net Losses for any Fiscal Year shall be allocated among the Members in accordance with their respective Percentage Interests.
Section 4.2    Special and Regulatory Allocations. The following special allocations shall be made in the following order:
(a)    Minimum Gain Chargeback. To the extent required by Section 1.704-2(f) of the Treasury Regulations, if there is a net decrease in “partnership minimum gain” (within the meaning of Section 1.704-2(b)(2) of the Treasury Regulations) in a Fiscal Year, then each Member shall be specially allocated items of income and gain (including gross income) arising during that Fiscal Year (and if necessary subsequent Fiscal Years), equal to such Member’s share of the net decrease in partnership minimum gain. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f)(6) and 1.704-2(j)(2) of the Treasury Regulations. If, in any Fiscal Year that has such a net decrease, the minimum gain chargeback requirement would cause a distortion in the economic arrangement among the Members and it is not expected that the Company will have sufficient other income to correct that distortion, the Tax Matters Member may in its reasonable discretion seek to have the Internal Revenue Service waive the minimum gain chargeback requirement in accordance with Section 1.704-2(f)(4) of the Treasury Regulations. This Section 4.2(a) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.
(b)    Member Nonrecourse Debt Minimum Gain Chargeback. If there is a net decrease in “partner nonrecourse debt minimum gain” (within the meaning of Section 1.704-2(i)(4) of the Treasury Regulations) in any Fiscal Year, then each Member that has a share of the “partner nonrecourse debt minimum gain” as of the beginning of the Fiscal Year shall be specially allocated items of income and gain arising during that Fiscal Year (and if necessary subsequent Fiscal Years) to the extent required by Section 1.704-2(i)(4) of the Treasury Regulations. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Treasury Regulations. A Member shall not be subject to this provision to the extent that an exception is provided by Section 1.704-2(i)(4) of the Treasury Regulations and any administrative guidance issued by the Internal Revenue Service with respect thereto. Any “partner nonrecourse debt minimum gain” allocated pursuant to this provision shall consist of first, gains recognized from the

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disposition of Assets subject to “partner nonrecourse debt” (within the meaning of Section 1.704-2(b)(4) of the Treasury Regulations), and, second, if necessary, a pro rata portion of the Company’s other items of income or gain (including gross income) for that Fiscal Year (and if necessary subsequent Fiscal Years). This Section 4.2(b) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith.
(c)    Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5) or Section 1.704-1(b)(2)(ii)(d)(6) of the Treasury Regulations, which creates a negative Adjusted Capital Account Balance for its Capital Account, then items of Company income and gain (consisting of a pro rata portion of each item of Company income, including gross income and gain for such Fiscal Year and, if necessary, for subsequent Fiscal Years) from Business conducted by the Company shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the negative Adjusted Capital Account Balance so created as quickly as possible; provided that an allocation pursuant to this Section 4.2(c) shall be made if and only to the extent that such Member would have a negative Adjusted Capital Account Balance after all other allocations provided for in this Article 4 have been tentatively made as if this Section 4.2(c) were not in the Agreement. It is the intent that this Section 4.2(c) be interpreted to comply with the alternate test for economic effect set forth in Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations.
(d)    Nonrecourse Deductions. If there are any “nonrecourse deductions” (within the meaning of Sections 1.704-2(b)(1) and 1.704-2(c) of the Treasury Regulations) in a Fiscal Year, then each Member shall be allocated its share of such nonrecourse deductions in proportion to its respective Percentage Interest.
(e)    Member Nonrecourse Deductions. If there are any “partner nonrecourse deductions” (within the meaning of Section 1.704-2(i)(1) of the Treasury Regulations) in a Fiscal Year, then such deductions shall be allocated to the Member that bears the economic risk of loss for the “partner nonrecourse liability” (within the meaning of Section 1.704-2(b)(4) of the Treasury Regulations) to which the deductions are attributable. If more than one Member bears the economic risk of loss for such “partner nonrecourse liability,” the “partner nonrecourse deductions” attributable to such “partner nonrecourse liability” shall be allocated among the Members according to the proportion in which they bear such economic risk of loss.
(f)    Adjustments to Tax Basis. To the extent an adjustment to the adjusted Tax basis of any Company asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Section 1.704-1(b)(2)(iv)(m) of the Treasury Regulations, to be taken into account in determining Capital Accounts, the amount of such adjustments to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of such asset) or loss (if the adjustment decreases the basis of such asset) and such gain or loss shall be specially allocated among the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to Section 1.704-1(b)(2)(iv)(m) of the Treasury Regulations.
(g)    Special Loss Allocation. The Net Losses allocated pursuant to Section 4.1 shall not exceed the maximum amount of Net Losses, losses or deductions that can be so allocated

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without causing any Member to have a negative Adjusted Capital Account Balance at the end of any Fiscal Year. If some, but not all, of the Members would have a negative Adjusted Capital Account Balance as a consequence of such allocations, the limitation set forth in the preceding sentence shall be applied on a Member-by-Member basis so as to allocate the maximum permissible Net Losses and items of loss and deduction to each Member under Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations. All Net Losses in excess of the limitation set forth in this Section 4.2(g) shall be allocated to the Members in proportion to their respective positive Adjusted Capital Account Balances, if any, and thereafter to the Members in accordance with their interests as determined by the Tax Matters Member in its reasonable discretion. If any Member would have a negative Adjusted Capital Account Balance at the end of any Fiscal Year, the Capital Account of such Member shall be specially credited with items of Company income (including gross income) and gain from Business conducted by the Company in the amount of such excess as quickly as possible.
(h)    Corrective Allocations. If, as a result of an exercise of a noncompensatory option to acquire an interest in the Company, a Capital Account reallocation is required under Treasury Regulation Section 1.704-1(b)(2)(iv)(s)(3), the Company shall make corrective allocations pursuant to Treasury Regulation Section 1.704-1(b)(4)(x).
Section 4.3    Curative Allocations. The allocations set forth in Section 4.2(a) through Section 4.2(g) (the “Regulatory Allocations”) are intended to comply with certain requirements of Sections 1.704-1(b) and 1.704-2(b) of the Treasury Regulations. Notwithstanding any other provisions of this Agreement other than the Regulatory Allocations, the Regulatory Allocations shall be taken into account in allocating Net Profits or Net Losses or other items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to such Member if the Regulatory Allocations had not been part of this Agreement. The Tax Matters Member shall reasonably determine, with respect to each Fiscal Year, how to apply the provisions of this Section 4.3 in a manner that is likely to minimize the economic distortions that might otherwise result from the Regulatory Allocations.
Section 4.4    Tax Allocations. Except as otherwise provided in this Section 4.4, for Tax Purposes, the income, gain, loss or deduction (or any item thereof) for each Fiscal Year shall be allocated to and among the Members in the same manner as the correlative items are allocated pursuant to the provisions of Section 4.1, Section 4.2 and Section 4.3 for such Fiscal Year. Notwithstanding any other provision of this Agreement to the contrary, any income, gain, loss or deduction recognized by the Company for Tax Purposes in any Fiscal Year with respect to all or any part of an Asset that (a) is required to be allocated among the Members in accordance with Section 704(c) of the Code and the Treasury Regulations so as to take into account the variation, if any, between the adjusted tax basis of such Asset and the initial Gross Asset Value of such Asset at the time of its contribution, or (b) is required to be allocated among the Members in accordance with the principles of Section 704(c) of the Code and the Treasury Regulations following the adjustment to the Gross Asset Value of an Asset pursuant to this Agreement, shall be allocated to the Members in the manner so required; provided that in all events the Company shall apply the “remedial allocation method” pursuant to Section 1.704-3(d) of the Treasury Regulations. Any (i) recapture of Depreciation or any other item of deduction shall be allocated, in accordance with Section 1.1245-1(e) of the Treasury Regulations, to the Members that received the benefit of such

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deductions (taking into account the effect of remedial allocations), and (ii) recapture of tax credits shall be allocated to the Members in accordance with applicable Law. Tax credits of the Company shall be allocated among the Members as provided in Sections 1.704‑(b)(4)(ii) and 1.704‑1(b)(4)(viii) of the Treasury Regulations. The income tax allocations made pursuant to this Section 4.4 shall not be reflected in any Member’s Capital Account.
Section 4.5    Distributions.
(a)    Distributions of Available Cash. Subject to the other provisions of this Agreement, all Available Cash shall be distributed to the Members of record in proportion to their respective Percentage Interests. All distributions made pursuant to this Section 4.5(a) shall be made to the holders of record of the applicable Units as set forth on the Member Schedule on the last day of the Calendar Month preceding the Calendar Month in which the distribution is made. Available Cash shall be determined by the Operator on a Calendar Month basis, effective at the end of each Calendar Month, within ten days after the end of each Calendar Month. The Member whose Affiliate is serving as the Construction Manager shall cause the Construction Manager to provide the Operator with any information in the Construction Manager’s possession that is reasonably necessary for the Operator to determine the Available Cash for each Calendar Quarter in accordance with the Construction Management Agreement. On or before 15 days following the end of each Calendar Month, the Operator shall provide written notice to each Member’s Director of its recommendation of the amount of Available Cash to distribute with respect to such Calendar Month, including information as to cash position, anticipated cash receipts and disbursements and such other applicable information reasonably requested by the Board. Subject to the provisions of this Article 4 and any preferential or disproportionate distributions to the extent expressly provided for in this Agreement, and other than upon a liquidation of the Company pursuant to Section 13.3, unless any Member’s Director registers its objection by written notice to the Operator and each other Director within five Business Days after receipt of the Operator’s recommendation of the amount of Available Cash to distribute with respect to such Calendar Month, the Company shall distribute that amount of Available Cash to the Members within 30 days following the end of each Calendar Month. If an objection is filed by any Member’s Director in accordance with this Agreement, the Board shall (i) distribute the undisputed portion of such Available Cash calculation, if any, to the Members pursuant to this Section 4.5(a) and (ii) direct the Operator to address the issues underlying the amount subject to such objection and report back to the Board within five Business Days.
(b)    Withholding. Any amount withheld pursuant to the Code or any foreign, State or local tax Law or treaty with respect to any payment, distribution or allocation to the Members shall be treated for all purposes of this Agreement as distributed to the Members pursuant to this Section 4.5. The Board is authorized to withhold from distributions to a Member and to pay over to any Governmental Authority any amount required to be so withheld pursuant to the Code or any other Federal, foreign, State or local Law, and shall treat any withheld amount as having been distributed to such Member with respect to which such amounts were withheld for all purposes of this Agreement.
Section 4.6    Limitations on Distributions. Notwithstanding anything to the contrary in Section 4.5, no distribution shall be made if such distribution would violate the Delaware Act.
ARTICLE 5

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MANAGEMENT OF THE COMPANY

Section 5.1    Management under Direction of the Board.
(a)    Except as otherwise expressly provided in this Section 5.1(a) or elsewhere in this Agreement or required under the Delaware Act, the business and affairs of the Company shall be managed and controlled by its Members through a board of the Members’ representatives (the “Board” and each member of the Board, a “Director”). Subject to the following sentence, the Board shall have full and complete authority, power and discretion to manage and control the business, affairs and properties of the Company and its Subsidiaries and to make all decisions regarding those matters and to perform any and all other acts or activities customary or incidental to the management of the Company and its Subsidiaries and the Business. Board approval shall be required for any action proposed to be taken by or on behalf of the Company or any of its Subsidiaries and not (i) expressly delegated (A) by the Board to the officers of the Company in accordance with Section 5.10, (B) by the Company to the Operator pursuant to the Operating Agreement or (C) by the Company to a Construction Manager pursuant to a Construction Management Agreement, (ii) otherwise expressly permitted to be taken by the Operator pursuant to the Operating Agreement, or (iii) otherwise expressly permitted to be taken by a Construction Manager pursuant to a Construction Management Agreement (each of the foregoing excepted actions, a “Permitted Company Action”).
(b)    Except as otherwise expressly delegated by the Board or permitted to be taken without Board approval as a Permitted Company Action and subject to Section 5.1(c) and Section 5.1(d), all actions proposed to be taken by or on behalf of the Company or any of its Subsidiaries shall require the affirmative vote or consent of the Directors representing ** of the Total Votes eligible to vote or consent on such matter acting in accordance with Section 5.3.
(c)    Except as otherwise expressly delegated by the Board or permitted to be taken without Board approval as a Permitted Company Action and subject to Section 5.1(d), the following actions proposed to be taken by or on behalf of the Company or any of its Subsidiaries shall require the affirmative vote or consent of the Directors representing ** of the Total Votes eligible to vote or consent on such matter acting in accordance with Section 5.3:
(i)    issuing any guaranty to secure the obligations of another Person (other than the Company or any Subsidiary of the Company);
(ii)    (A) except for customary liens arising by operation of Law in the ordinary course of business, creating or issuing any voluntary lien, mortgage, pledge, assignment in trust or other similar Encumbrance, in each case, securing any Debt on any Subsidiary or Asset, and (B) assigning or selling rights to any monies owed or to be owed to the Company or any Subsidiary;
(iii)    incurring or assuming any Debt other than any trade credit incurred in the ordinary course of business;
(iv)    approving the Company or any of its Subsidiaries acquiring any interest or making any other investment in, any limited or general partnership, joint venture,

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corporation, limited liability company or other entity where a portion of the Equity Interests of which are held by any Third Party following such acquisition or investment;
(v)    replacing the Company’s registered office or registered agent in Delaware;
(vi)    approving or changing the principal place of business of the Company;
(vii)    selecting the name or names (including assumed names or d/b/a’s of the Company or any of its Subsidiaries) under which the Company or any of its Subsidiaries may conduct Business;
(viii)    making any requests for additional services (and the terms and conditions for the provision of such services) by the Company under the Operating Agreement or any Construction Management Agreement;
(ix)    approving any Budget (other than a Default Budget or a Capital Project Budget);
(x)    entering into, amending or supplementing any Contract to which the Company or any of its Subsidiaries is a party or to which any of the Assets are subject, in each case, that provides for any restriction on the Company’s or any such Subsidiary’s ability to conduct the Business, including with respect to non-competition, non-solicitation or non-dealing;
(xi)    commencement of any action at law or suit in equity against any Governmental Authority, except for actions or suits customary in the industry in connection with the construction of the Initial Facilities or any Capital Project, including actions or suits related to acquisition or condemnation of rights-of-way or condemnation of the Company’s property;
(xii)    settlement or compromise of a Claim asserted against the Company (whether or not asserted in an action at law or suit in equity) for an amount in excess of $17,500,000;
(xiii)    after the Initial Facilities Construction Period, maintenance of a Cash Reserve greater than $20,000,000;
(xiv)    approving dismissal of the auditor identified in Section 8.3(a) and appointment or dismissal of any successor auditor;

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(xv)    reversing the direction of the physical flow of transportation services provided through the Company’s or any of its Subsidiaries’ Assets or ceasing Crude Petroleum transportation services through any of such Assets;
(xvi)    entering into, amending, supplementing or terminating any Affiliate Contract, other than those entered into in connection with Design, Procurement or Construction of the Initial Facilities under the BLC Facilities Construction Management Agreement and/or Subject Facilities Construction Management Agreement; or
(xvii)    entering into any Contract providing for or otherwise committing to take any of the foregoing actions, or delegating authority to any Person to approve any of the foregoing actions.
(d)    Except as otherwise expressly delegated by the Board or permitted to be taken without Board approval as a Permitted Company Action, the following actions proposed to be taken by or on behalf of the Company or any of its Subsidiaries shall require the affirmative vote or consent of the Directors representing ** of the Total Votes eligible to vote or consent on such matter acting in accordance with Section 5.3 and the unanimous approval of the Members acting in accordance with Section 5.8 to the extent each such Member’s Director is eligible to vote or consent on such matter in accordance with Section 5.3:
(i)    (A) (1) acquiring assets of any Person or (2) disposing of Assets of the Company, or (B) acquiring Equity Interests of any Person or disposing of Equity Interests of any Person held by the Company or any of its Subsidiaries, in each case, that have an aggregate Fair Market Value of greater than $15,000,000, in each case, in any transaction or series of related transactions;
(ii)    approving any amendment to an existing Budget that involves an aggregate variance of greater than 15% of such Budget (other than (A) a Default Budget or (B) any then-current Construction Budget under any Construction Management Agreement);
(iii)    entering into, amending, supplementing or terminating any Contract for Third Party operations services to which the Company or any of its Subsidiaries is a party or to which any Assets are subject, in each case, pursuant to which the Company or any of its Subsidiaries is committed to incur an expense of more than $15,000,000 in the aggregate thereunder;
(iv)    electing to voluntarily liquidate, wind up or dissolve the Company;
(v)    authorizing or filing of any petition for, or commencement of, any Bankruptcy of the Company;
(vi)    voluntarily amending the Formation Certificate;
(vii)    authorizing or issuing any additional Equity Interests of the Company, including Member Interests and associated Units, and admitting as an Additional Member the Person to whom such Units are issued;

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(viii)    authorizing the admission of any Member, other than a Substitute Member pursuant to Section 10.4;
(ix)    changing the number of Authorized Units;
(x)    (A) requesting contributions to the Company from the Members for expenditures not (1) included in a then-current Budget, (2) related to an Emergency Expenditure, (3) related to a Required Upgrade, (4) permitted in accordance with the Operating Agreement or any Construction Management Agreement, as applicable, including (w) the Operator’s right and authority to make expenditures in excess of the then-current Budget pursuant to Section 5.3 of the Operating Agreement, (x) the BLC Facilities Construction Manager’s right and authority to make expenditures in excess of the then-current Construction Budget pursuant to Section 5.3 of the BLC Facilities Construction Management Agreement, (y) the Subject Facilities Construction Manager’s right and authority to make expenditures in excess of the then-current Construction Budget pursuant to Section 5.3 of the Subject Facilities Construction Management Agreement, and (z) with respect to any indemnification obligations of the Company under the Operating Agreement or any Construction Management Agreement, or (5) otherwise in accordance with this Agreement, (B) except in respect of a Defaulting Member under Section 3.5, permitting the Members to make contributions to the Company other than in the proportions set forth in Section 3.2(a), Section 3.3(d)(iv) or Section 3.3(e)(ii), as applicable, or (C) other than as contemplated pursuant to the terms of the Contribution Agreement, permitting the Members to make contributions to the Company in any form other than cash;
(xi)    changing the Business of the Company and its Subsidiaries, taken as a whole, or the Company’s purpose as set forth in Section 2.6;
(xii)    except with respect to a Defaulting Member as provided in Section 3.5 or as provided in Article 13, distributing any cash or Assets in a manner other than as provided in Section 4.5 and in accordance with the definition of Available Cash;
(xiii)    electing or changing any election (A) to cause the Company or any of its Subsidiaries to be classified as other than a partnership or a disregarded entity for Tax Purposes or (B) that is otherwise material to the Company or any of its Subsidiaries for Tax Purposes;
(xiv)    engaging in any business activity that would generate gross revenue to the Members or their respective Affiliates in excess of 7% of the consolidated gross revenues of the Company and its Subsidiaries in any calendar year that does not constitute “qualifying income” within the meaning of Section 7704(d) of the Code;
(xv)    changing the method of accounting of the Company;
(xvi)    except as may be required by Law, altering, amending or waiving any of the insurance requirements of the Company set forth in Section 7.5 or any election to obtain or terminate any insurance pursuant to Section 7.5;
(xvii)    redeeming any Member Interest and associated Unit in a manner that is not proportional to all outstanding Member Interests and associated Units;

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(xviii)    creating or approving the creation of any Subsidiary of the Company;
(xix)    approving any Capital Project and related Capital Project Budget proposed by a Proposing Member that does not, at the time of such approval, meet all of the definitional requirements of a “Qualifying Capital Project” hereunder;
(xx)    amending or waiving any provision of this Agreement pursuant to Section 15.4 or Section 15.6, as applicable; provided, however, that, notwithstanding anything to the contrary herein (including the introductory paragraph of this Section 5.1(d)), (A) only the unanimous approval of the Members acting in accordance with Section 5.8 shall be required with respect to any such amendment and (B) only the approval of the Member waiving such compliance shall be required with respect to any such waiver;
(xxi)    entering into, amending, supplementing or terminating any Affiliate Contract set forth on Appendix III; or
(xxii)    entering into any Contract providing for or otherwise committing to take any of the foregoing actions, or delegating authority to any Person to approve any of the foregoing actions.
(e)    Notwithstanding anything to the contrary herein:
(i)    (A) any Conflict Activity shall be subject to the sole approval of the Director(s) that have been designated by the Non-Conflicted Member(s), (B) neither any Conflicted Member nor any Director designated by any Conflicted Member shall have the right to vote on any approval in connection with any action by the Board in respect of such Conflict Activity (except with respect to any Preserved Unanimous Action), and (C) the presence of any Director designated by any Conflicted Member shall not be required for purposes of determining the presence of a quorum in connection with any such action (excluding a quorum for the purpose of voting upon any Preserved Unanimous Action); and
(ii)    this Section 5.1(e) shall not apply at any time that the only Non-Conflicted Member is a Defaulting Member.
(f)    Notwithstanding anything to the contrary herein, the Board shall be deemed to have approved any activities reasonably to be performed by the Company in connection with (i) the performance of any Required Upgrade or (ii) any Emergency Expenditure.
(g)    All decisions taken by the Board (or deemed approved by the Board) pursuant to this Section 5.1 shall be conclusive and binding on all Members.
(h)    Any Qualifying Capital Projects and related Capital Project Budgets shall, for the avoidance of doubt, be approved in accordance with Section 5.1(b).

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Section 5.2    Number, Tenure and Qualification.
(a)    The Board initially shall consist of three Directors appointed by the initial Members. Each Member shall be entitled to designate one Person to serve on the Board as a Director. Each Member shall also be entitled to designate one Person (each, a “Board Alternate”) to act as such Member’s alternate Director in the absence of such Member’s designated Director. The Member that is an Affiliate of the Operator shall be entitled to appoint its Director as the Chairman of the Board (the “Chairman”). Each Director may bring to any Board meetings such observers and advisors as it may deem appropriate; provided that (i) each such observer and advisor acknowledges and agrees that any information received by such Person shall only be used for the purpose of evaluating the matters discussed at such meeting or advising a Member with respect to its rights and obligations hereunder, and (ii) such Persons are bound by confidentiality obligations at least as stringent as those set forth in Section 15.9, the Members understanding and agreeing, however, that each Member shall be responsible for any breach of such confidentiality obligations by its respective observers and advisors, and further, that each Member will, at its own expense, restrain its respective observers and advisors from prohibited or unauthorized disclosure of such information. The initial Directors designated by the Members are set forth on Appendix IV.
(b)    Each Member shall have the right to change its Director or its Board Alternate at any time by giving notice of such change to the Company and each other Member.
(c)    Neither the Directors nor the Board Alternates need be residents of the State of Delaware. Each Director and Board Alternate shall be an employee of the Member or an Affiliate of the Member that designated such Director or Board Alternate and shall hold office until such Director’s or Board Alternate’s, as applicable, successor shall be duly designated or until the earlier of such Director’s or Board Alternate’s, as applicable, death, removal or resignation.
(d)    A Person that serves as a Director or Board Alternate shall not be required to be a Director or Board Alternate, as applicable, as his/her sole and exclusive occupation, and Directors and Board Alternates may have other business interests and may engage in other investments, occupations and activities in addition to those relating to the Company and its Subsidiaries.
(e)    If (i) a Member’s Director is absent or unavailable or there is a vacancy in such Member’s Director position, and (ii) such Member provides notice to each other Member of such unavailability or vacancy, as applicable, then such Member’s Board Alternate shall be authorized to act as a “Director” for all purposes hereunder for the duration of such designated Director’s absence.
Section 5.3    Voting Proxies; Quorum; Meetings of Board; No Fiduciary Duties.
(a)    Any Director may vote at a meeting by a written proxy executed by that Director and delivered to the President (or the Board Alternate filling the President’s Board position during the applicable meeting). Subject to Section 3.5(a)(ii), attendance (either in person, by remote communication pursuant to Section 5.3(i) or by proxy) of Directors holding the number of Total Votes necessary to approve or consent to a given matter before the Board (or, where there will be a vote with respect to any matter described in Section 5.1(d), at least one Director or other

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representative of each of the Members entitled to appoint a Director) shall constitute a quorum for the transaction of Business at a meeting of the Board; provided, however, that (i) any Directors that voluntarily recuse themselves (by providing written notice of such recusal to the President) from a meeting or vote shall be counted as present for quorum purposes and (ii) no Director of a Defaulting Member need be in such attendance for purposes of determining a quorum is present (excluding a quorum for the purpose of voting upon any Preserved Unanimous Action) and, in each case, in determining the Total Votes, the Percentage Interest of the Defaulting Member shall be deemed held by each Affected Member in proportion to its Proportionate Share (except in connection with voting on any Preserved Unanimous Action). On any action by the Board (whether at a meeting or by written consent), the Directors shall collectively have 100 votes to cast on, or consent to, such action. The vote of each Member’s Director shall, for purposes of the Board voting thresholds referenced in Section 5.1(b), Section 5.1(c) and Section 5.1(d), be deemed to be equivalent to (x) the Percentage Interest (at the time of such vote) of the Member that designated such Director multiplied by (y) 100. The sum of the collective votes of the Members’ Directors shall be referred to herein as the “Total Votes.” Except as otherwise expressly provided in this Agreement, any action or event relating to business conducted at a Board meeting shall be deemed approved by the Board only if such action or event (A) receives the required Board approval at a meeting at which a quorum is present or (B) is approved by written consent as provided in Section 5.3(e).
(b)    The Board may establish such subcommittees as it may deem appropriate, together with the rules governing the activities of such subcommittees. The functions of such subcommittees shall be to serve in an advisory capacity only. Each Member shall have the right to designate an agreed upon number of representatives to serve on each subcommittee; provided, however, that a representative of each Member shall serve on each subcommittee unless otherwise agreed by the Members.
(c)    The President may call a meeting of the Board by giving notice to the Members at least seven days in advance of such meeting. Any Member may request a meeting of the Board by giving notice to each other Member and the President, which notice shall include any proposals being proposed by such Member for consideration at the meeting (including appropriate supporting information not previously distributed to such other Member). Upon receiving such request from a Member, the President shall call such meeting for a date not less than seven days or more than ten days after receipt of the request.
(d)    Each notice of a meeting of the Board provided by the President shall contain (i) the date, time and location of the meeting, (ii) an agenda of the matters and proposals to be considered or voted upon and (iii) copies of all proposals to be considered at the meeting (including appropriate supporting information not previously distributed to the Members). A Member may add matters to the agenda for a meeting by notice to each other Member and the President given not less than seven days prior to a meeting, which notice shall include any additional proposals being proposed by such Member to be considered at the meeting (including appropriate supporting information not previously distributed to such other Member). On the request of a Director, and with the consent of the other Directors, the Board may consider at a meeting a proposal not contained in such meeting agenda.

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(e)    The Board shall meet at least once per Calendar Quarter, or more or less frequently as the Board may determine. Meetings of each subcommittee shall take place as often as the Board shall determine. All meetings of the Board and each subcommittee shall be held in the principal offices of the Company, or elsewhere as the Board or such subcommittee may mutually decide, which alternate location may be within or outside the State of Delaware. Any action of the Board that could be taken at a meeting may be taken without a meeting by means of a written consent action signed by the Directors representing the Total Votes as would be necessary to approve such action at a meeting.
(f)    The Chairman and the President as appointed in Section 5.2(a) and Section 5.10(a), respectively, shall serve in their respective roles for a term of three years (or until any earlier death, removal or resignation) after which time a new Chairman and President may be appointed as outlined in Section 5.2(a) and Section 5.10(a), respectively. For the avoidance of doubt, any Person serving as the Chairman or the President shall be eligible to be immediately reappointed to such position following the conclusion of each three year term. The Member that appointed the Chairman or the President, as applicable, may remove such designee at any time. The Chairman shall have no special casting or deciding vote on any matter presented to the Board. The President shall appoint a secretary of each meeting (which may or may not be the Secretary) who shall make a record of each proposal voted on and the results of such voting at such Board meeting and, if such secretary is not the Secretary, provide such record to the Secretary. Each Member’s Director who attended such meeting shall sign and be provided a copy of such record at the end of such meeting and such record shall be considered the final record of the decisions of such Board. The Secretary shall maintain a minute book containing (i) the original Formation Certificate and all amendments thereto, (ii) a record of any subcommittee established by the Board, together with a copy of the rules adopted for such subcommittee and a record of the activities of such subcommittee, (iii) a copy of the minutes of Board and subcommittee meetings and (iv) the then-current Member Schedule.
(g)    The Secretary shall provide each Member with a copy of the minutes of each Board meeting and subcommittee meeting within 30 days after the end of the meeting.
(h)    As provided in Section 5.3(e), in lieu of a meeting, any Director may submit any proposal that is within the powers of the Board for written decision by the Board. The proposing Director shall notify the President and may provide the President with such written materials as are available to such Director to assist each other Director in making a decision regarding such proposal. The President shall then provide a copy of such proposal and any such written materials to each other Director. Each Director shall communicate its written vote on the proposal by notice to the President and the other Director within seven days after such Director’s receipt of the proposal from the President. If a Director fails to communicate its vote of within such seven day period, such Director shall be deemed to have voted against such proposal. Within five days following the expiration of the relevant time period, the President shall give each Director and the Secretary a confirmation notice stating the tabulation and results of the vote on such proposal.

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(i)    Directors may participate in any meeting by conference telephone or similar remote communications equipment by which all Persons participating in the meeting can hear each other.
(j)    Attendance of any Member’s Director at any meeting of the Board (including by conference telephone or similar remote communication equipment or by proxy) shall constitute a waiver of notice of such meeting, except where such Member’s Director attends the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not properly called or convened and notifies each other Director at such meeting of such purpose.
(k)    Notwithstanding anything in this Agreement to the contrary, no Director or Board Alternate shall owe any duty (including any fiduciary or other similar duty, to the extent that such exists under the Delaware Act or any other applicable Law) to the Company, each other Member or the Board (other than the implied contractual covenant of good faith and fair dealing), and no Director or Board Alternate shall be obligated to act in the interests of the Company or each other Member. To the fullest extent permitted by Law, a Person, in performing his duties and obligations as a Director or Board Alternate under this Agreement, shall be entitled to act or omit to act at the direction of the Member that designated such Person to serve on the Board, considering only such factors, including the separate interests of the designating Member, as such Director, Board Alternate or Member chooses to consider, and any action of a Director or Board Alternate or failure to act, taken or omitted in good faith reliance on the foregoing provision shall not, as between the Company and each other Member, on the one hand, and the Director, Board Alternate or Member designating such Director or Board Alternate, on the other hand, constitute a breach of any duty (including any fiduciary or other similar duty, to the extent that such exists under the Delaware Act or any other applicable Law) on the part of such Director, Board Alternate or Member or any other Director, Board Alternate or Member. To the fullest extent permitted by Law, no Member, Director or Board Alternate shall be subject to any other or different duty (including any fiduciary or other similar duty, to the extent that such exists under the Delaware Act or any other applicable Law) under this Agreement, any other agreement contemplated hereby or under the Delaware Act or any other Law or at equity (other than the implied contractual covenant of good faith and fair dealing), and the provisions of this Agreement shall be deemed to have replaced any such other duty (including any fiduciary or other similar duty, to the extent that such exists under the Delaware Act or any other applicable Law) otherwise existing at Law or in equity.
(l)    All notices and communications required or permitted to be given to each Member’s Director, Board Alternate or the President pursuant to this Article 5 shall be sufficient in all respects (i) if given in writing and delivered personally, (ii) if sent by overnight courier, (iii) if mailed by U.S. Express Mail or by certified or registered U.S. Mail with all postage fully prepaid, or (iv) sent by facsimile transmission (provided any such facsimile transmission is confirmed either orally or by written confirmation), and, in each case, to the address for such Person shown below:

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If to the Director or Board Alternate designated by Energy Transfer:

c/o Energy Transfer Partners, L.P.
800 E Sonterra Blvd #400
San Antonio, Texas 78258
Attention:    Lee A. Hanse
Facsimile:    210-403-7500

With a copy (which shall not constitute notice) to:

c/o Energy Transfer Partners, L.P.
1300 Main Street
Houston, Texas 77002
Attention:    General Counsel
Facsimile:    214-981-0701

If to the Director or Board Alternate designated by P66:

c/o Phillips 66 Company
3010 Briarpark Drive
Houston, TX 77042
Attention:    Diana Santos
Facsimile:    918-977-8055

with a copy (which shall not constitute notice) to:

c/o Phillips 66 Company
3010 Briarpark Dr.
Houston, TX 77042
Attention:    Managing Counsel/Midstream
Facsimile:    832-765-0111

If to the Director or Board Alternate designated by Sunoco:

Sunoco Pipeline L.P.
1818 Market Street, Suite 1500
Philadelphia, PA 19103
Attention:    VP, Business Development
Facsimile:    866-244-5696

with a copy (which shall not constitute notice) to:

Sunoco Pipeline L.P.
1818 Market Street, Suite 1500
Philadelphia, PA 19103

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Attention:    General Counsel
Facsimile:    866-244-5696

If to the President:

c/o Sunoco Logistics Partners L.P.
1 Fluor Daniel Dr., Bldg A, Fl 3
Sugar Land, TX 77478
Attention:    Chris Martin
Facsimile:    866-244-5696

Any notice given in accordance herewith shall be deemed to have been given (A) when delivered to the addressee in person, or by courier, during normal business hours, or on the next Business Day if delivered after business hours, (B) when received by the addressee via facsimile during normal business hours, or on the next Business Day if received after business hours, or (C) upon actual receipt by the addressee after such notice has either been delivered to an overnight courier or deposited in the U.S. Mail, as the case may be. Each Person to whom notices are to be sent in accordance with this Section 5.3(l) may change the address, telephone number, facsimile number and individuals to which such communications to such Person are to be addressed by giving written notice to the Company (pursuant to Section 15.2), the President and the Director and Board Alternate designated by each other Member in the manner provided in this Section 5.3(l).
Section 5.4    Resignation of Directors and Board Alternates. A Director or Board Alternate may resign from the position of Director or Board Alternate, as applicable, at any time by giving written notice to the Members and the President. The resignation of a Director or Board Alternate shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 5.5    Removal of Directors and Board Alternates. A Director or Board Alternate may only be removed by the consent of the Member then entitled to designate such Director or Board Alternate in accordance with Section 5.2(a).
Section 5.6    Vacancies. Any vacancy in the position of a Director or Board Alternate that is created by the death, removal or resignation of a Director or Board Alternate, as applicable, shall be filled by the Member then entitled to designate such Director or Board Alternate in accordance with Section 5.2(a). A Director or Board Alternate designated to fill a vacancy shall hold office until a successor shall be designated, or until such Director’s or Board Alternate’s, as applicable, earlier death, removal or resignation.
Section 5.7    Fees and Expenses of Directors and Board Alternates. A Director or Board Alternate shall not be entitled to any fees for serving as a Director or Board Alternate. Each Member shall be responsible for all out-of-pocket costs and expenses incurred by its Directors and Board Alternate in their respective capacities as Directors or Board Alternate, as applicable.

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Section 5.8    Members. Subject to the terms of (a) the Operating Agreement and the rights of the Operator thereunder and (b) any Construction Management Agreement and the rights of the applicable Construction Manager thereunder, and except for the right to consent to or approve certain matters as expressly provided in Section 5.1(d), no Member in its capacity as a Member shall have any power or authority to manage or control the business, affairs or properties of the Company or any of its Subsidiaries or the Business, to bind the Company or any of its Subsidiaries in any way, to pledge the Company’s or any of its Subsidiaries’ Assets, to enter into agreements on behalf of the Company or any of its Subsidiaries or to otherwise render the Company or any of its Subsidiaries liable for any purpose. Except with respect to Capital Projects, which the Members hereby acknowledge and agree must be pursued through the Company or its Subsidiaries, in each case, in accordance with this Agreement, to the fullest extent permitted by Law and notwithstanding any provision of this Agreement to the contrary, no Member in its capacity as a Member shall have any duty (including any fiduciary or other similar duty or any duty of disclosure, to the extent that such exists under the Delaware Act or any other applicable Law) to the Company, the Subsidiaries of the Company or each other Member in connection with the business and affairs of the Company or its Subsidiaries or any consent or approval given or withheld pursuant to this Agreement (other than the implied contractual covenant of good faith and fair dealing) and no Member shall be obligated to act in the interests of the Company or its Subsidiaries or any other Member. Except as otherwise expressly provided in this Agreement, no Member shall have voting rights or rights of approval, veto or consent or similar rights over any actions of the Company and any references in this Agreement to any of the foregoing terms shall be deemed to include each other term. Any matter requiring the consent or approval of any of the Members pursuant to this Agreement may be taken without a meeting, without prior notice and without a vote, by a consent in writing, setting forth such consent or approval, and signed by the holders of not less than the number of outstanding Units necessary to consent to or approve such action. Prompt notice of such consent or approval shall be given by the Company to any Member that has not joined in such consent or approval.
Section 5.9    Acknowledgement and Release Relating to Actions Requiring Member Approval. Notwithstanding any provision of this Agreement to the contrary, the Company and each Member acknowledges and agrees that each Member, in its capacity as a Member, may decide or determine any matter subject to such Member’s approval pursuant to Section 5.1(d) or any other provision of this Agreement in such Member’s sole and absolute discretion, and in making such decision or determination such Member shall have no duty (including any fiduciary or other similar duty or any duty of disclosure, to the extent that such exists under the Delaware Act or any other applicable Law) to each other Member or to the Company, it being the intent of all Members that each Member in its capacity as a Member shall have the right to make such determination solely on the basis of such Member’s own interests. Each of the Company (on its own behalf and on behalf of its Subsidiaries) and each Member hereby agrees that any claims against, actions, rights to sue, other remedies or other recourse to or against the Members or any of their respective Affiliates for or in connection with any such decision or determination, in each case, whether arising in common law or equity or created by rule of Law, Contract (including this Agreement) or otherwise, are in each case expressly released and waived by the Company (on its own behalf and on behalf of its Subsidiaries) and each Member, to the fullest extent permitted by Law, as a condition of, and as part of the consideration for, the execution of this Agreement and any related agreement, and the incurring by the Members of the obligations provided in such agreements; provided, however, that

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nothing contained herein shall release or otherwise prevent any Member from asserting a claim against each other Member with respect to a violation of the implied contractual covenant of good faith and fair dealing.
Section 5.10    Delegation of Authority; Officers.
(a)    As of the Effective Date, the Board has created the officer positions set forth on Appendix V and appointed the Persons set forth on Appendix V to such officer positions. The Member that is an Affiliate of the Operator shall be hereafter entitled to appoint, remove and replace the president of the Company (the “President”). From time to time, the Board may create other officer positions and appoint individuals to serve in such positions. Each officer of the Company and any of its Subsidiaries shall serve in such capacity until removed or replaced by the Member that is an Affiliate of the Operator (in the case of the President) or by the Board (in the case of any other officer) or until such officer’s earlier death or resignation. Any delegation of authority to an officer to take any action (other than the delegations of authority to the President, Vice Presidents and Secretary expressly set forth herein) must be approved in in accordance with Section 5.1(b). Officers of the Company or any of its Subsidiaries shall not be entitled to any fees for serving in such capacity. Each Member shall be responsible for all out-of-pocket costs and expenses incurred by its or its Affiliates’ employees that are officers of the Company or any of its Subsidiaries in their capacity as officers.
(b)    Neither the Company nor any of its Subsidiaries shall hire or be permitted to have, any employees.
(c)    Each officer of the Company and any of its Subsidiaries, while acting in its capacity as an officer of such Person, shall have such fiduciary duties that he/she would have if such Person were a corporation organized under the Laws of the State of Delaware.
(d)    No Member shall be liable to the Company, any of its Subsidiaries or any other Member for any action taken or not taken by an employee of such Member that is taken in such employee’s capacity as an officer of the Company or any of its Subsidiaries. The Company shall indemnify and hold harmless the officers of the Company and its Subsidiaries and the Directors against liabilities to Third Parties in accordance with Section 7.3 and Section 7.4 below.
(e)    None of the officers of the Company or any of its Subsidiaries shall be “managers” of the Company under Section 18-401 of the Delaware Act.
(f)    As of the Effective Date, the President is delegated the following authority: to (i) confer with the Operator and each Construction Manager and issue Call Notices pursuant to the provisions of Section 3.3; (ii) execute Contracts on behalf of the Company at the request or direction of the Operator in accordance with the terms of the Operating Agreement; (iii) execute Contracts on behalf of the Company at the request or direction of any Construction Manager in accordance with the terms of the applicable Construction Management Agreement; (iv) inspect any Segment of the Initial Facilities on behalf of the Company pursuant to the applicable Construction Management Agreements and issue Acceptance Certificates with respect to the Initial Facilities on behalf of the Company pursuant to the applicable Construction Management Agreements; and (v) inspect any approved Capital Project (or Segment thereof) on behalf of the Company pursuant to

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the applicable Construction Management Agreement and issue Acceptance Certificates with respect to such approved Capital Project on behalf of the Company pursuant to the applicable Construction Management Agreement.
(g)    As of the Effective Date, the Secretary is delegated the following authority: to (i) keep and update the minute book of the Company (including the Member Schedule) pursuant to the provisions of Section 5.3(f); (ii) provide the minutes of each Board meeting and subcommittee meeting to the Members in accordance with Section 5.3(g); and (iii) receive and tabulate the votes of the Directors in accordance with Section 5.3(f).
(h)    As of the Effective Date, each of the Vice Presidents set forth on Part 1 of Appendix V is delegated the authority to execute Contracts on behalf of the Company at the request or direction of the Operator in accordance with the terms of the Operating Agreement.
(i)    As of the Effective Date, each of the Vice Presidents set forth on Part 2 of Appendix V is delegated the following authority: to (i) execute Contracts on behalf of the Company at the request or direction of the BLC Facilities Construction Manager in accordance with the terms of the BLC Facilities Construction Management Agreement; and (ii) inspect any Segment of the BLC Facilities on behalf of the Company pursuant to the BLC Facilities Construction Management Agreements and issue Acceptance Certificates with respect to the BLC Facilities on behalf of the Company pursuant to the BLC Facilities Construction Management Agreement.
(j)    As of the Effective Date, each of the Vice Presidents set forth on Part 3 of Appendix V is delegated the following authority: to (i) execute Contracts on behalf of the Company at the request or direction of the Subject Facilities Construction Manager in accordance with the terms of the Subject Facilities Construction Management Agreement; and (ii) inspect any Segment of the Subject Facilities on behalf of the Company pursuant to the Subject Facilities Construction Management Agreements and issue Acceptance Certificates with respect to the Subject Facilities on behalf of the Company pursuant to the Subject Facilities Construction Management Agreement.
Section 5.11    Certain Reports. To the extent not provided by the Operator or any Construction Manager directly to the Members, the President, on behalf of the Company, shall provide all data and reports delivered to the Company by the Operator or any Construction Manager, as applicable, to each Member promptly (or in any event within 15 Business Days) following the Company’s receipt thereof.

ARTICLE 6
OPERATING AGREEMENT AND CONSTRUCTION MANAGEMENT AGREEMENTS; POST-EFFECTIVE DATE REIMBURSEMENT REQUESTS
Section 6.1    Operating Agreement; Successor Operators.
(a)    The Pipeline Operations of the Company and the Business shall be conducted by Operator pursuant to the terms of the Operating Agreement. Additionally, the Management of the Design, Procurement and Construction of any Required Upgrade shall be conducted by the Operator pursuant to the terms of the Operating Agreement. In the event the Operator resigns or is removed pursuant to the terms of the Operating Agreement, the Board shall have the right to either cause the Company to (i) cause the Operating Agreement to be assigned to any Member or

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any Affiliate of a Member as the new Operator thereunder or (ii) enter into a new operating agreement in such form as the Board may approve with any Person that is not a Member or an Affiliate of any Member. Any such new operating agreement entered into by the Company shall then constitute the “Operating Agreement” as such term is used in this Agreement.
(b)    Commencing after the seven-year anniversary of the Commencement Date (as such term is defined in the Operating Agreement), and thereafter no more than once during each five-year period thereafter, any Member who (i) is, at such time, in good standing under this Agreement, (ii) together with its Affiliates, owns at least a 25% Percentage Interest in the Company, and (iii) desires for itself or one of its Affiliates to be considered for selection as Operator (such replacement referred to herein as a “Successor Operator”) may prepare and submit to the Board a proposal to be designated as Successor Operator (the “Successor Operator Proposal”), which Successor Operator Proposal must (A) reduce the costs of the then-current Direct Bill Budget (excluding any costs of transitioning from the then-current Operator to such Successor Operator, if any), (B) set forth in detail such Member’s proposed Direct Bill Budget (including the Fixed Operating Fee) for at least the next two Calendar Years, as well as the costs of transitioning from the then-current Operator to such Successor Operator, if any, (C) include such materials as are deemed necessary by the other Members for the Board to evaluate such Successor Operator’s ability to perform the Pipeline Operations and Business of the Company, (D) include an agreement to be bound by the terms of the Operating Agreement as Successor Operator, with only the Direct Bill Budget, the Fixed Operating Fee and the identity of the Operator changing following such transition (subject to any transition agreement required by the Company), (E) include a proposed transition schedule and plan for transition of the operatorship from the then-current Operator to the Successor Operator, and (F) include a sworn statement from an officer of the applicable Member certifying that such Successor Operator Proposal is a bona fide offer and that such Member intends and desires for the Successor Operator to take over the Pipeline Operations and Business of the Company pursuant to the Operating Agreement if such Successor Operator Proposal is approved by the Board.
(c)    If a Successor Operator Proposal is submitted in the forgoing manner by a Member and the Board approves such Successor Operator Proposal, then the then-current Operator shall have the right, at its option, exercisable within 30 days’ notice from the Company that it has approved a Successor Operator Proposal (which notice shall include a copy of the approved Successor Operator Proposal), to continue as Operator upon the terms and conditions set forth in the Successor Operator Proposal. If the then-current Operator does not elect to remain as Operator under the terms and conditions set forth in such approved Successor Operator Proposal, then the Successor Operator shall assume and perform the duties of Operator under the Operating Agreement upon the terms and conditions set forth in such approved Successor Operator Proposal and the Operating Agreement.
(d)    If the identity of the Operator under the Operating Agreement changes as a result of any approved Successor Operator Proposal, the then-current Operator shall (i) not be relieved of its duties as Operator under the Operating Agreement until so provided in the approved Successor Operator Proposal and the Operating Agreement, (ii) continue to perform all of the duties, responsibilities and obligations of Operator the Operating Agreement until such transition date, and (iii) provide such transition services as are reasonably requested by the Company for a period not

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to exceed one year from the date of such transition, subject to reasonable compensation from the Company for the then-current Operator’s time and services during such transition.
(e)    Notwithstanding the foregoing, in the event that the actual costs to transition from the then-current Operator to such Successor Operator are in excess of 110% of those transition costs set forth in the approved Successor Operator Proposal (any such transition costs in excess of such amount, “Successor Operator Excess Costs”), any such Successor Operator Excess Costs shall be borne solely by such Successor Operator as a Non-Billable Item pursuant to the Operating Agreement, without reimbursement therefor by the Company.
(f)    For the avoidance of doubt, should the Board reject any Successor Operator Proposal, then neither the identity of the Operator, nor any other terms and conditions of the Operating Agreement, shall change as a result.
Section 6.2    Construction Management Agreements.
(a)    The Management of the Design, Procurement and Construction of the BLC Facilities shall be conducted by the BLC Facilities Construction Manager pursuant to the terms of the BLC Facilities Construction Management Agreement. The Management of the Design, Procurement and Construction of the Subject Facilities shall be conducted by the Subject Facilities Construction Manager pursuant to the terms of the Subject Facilities Construction Management Agreement. In the event that any such Construction Manager resigns or is removed pursuant to the terms of the applicable Construction Management Agreement, the Board shall have the right to either cause the Company to (i) cause such Construction Management Agreement to be assigned to any Member or any Affiliate of a Member as the new Construction Manager thereunder or (ii) enter into a new Construction Management Agreement approved by the Board with any Person that is not a Member or an Affiliate of any Member. As of the Effective Date, the Members have approved the initial Construction Budgets set forth in the BLC Facilities Construction Management Agreement and Subject Facilities Construction Management Agreement.
(b)    Unless otherwise agreed by the Board, the Management of the Design, Procurement and Construction of any Capital Project approved by the Board shall be conducted by the applicable Construction Manager under a new Construction Management Agreement (or an amended, existing Construction Management Agreement, as applicable). In the event that any such Construction Manager resigns or is removed pursuant to the terms of the applicable Construction Management Agreement, the Board shall have the right to either cause the Company to (i) cause such Construction Management Agreement to be assigned to any Member or any Affiliate of a Member as the new Construction Manager thereunder or (ii) enter into a new Construction Management Agreement approved by the Board with any Person that is not a Member or an Affiliate of any Member.

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Section 6.3    Post-Effective Date Costs; Post-Effective Date Reimbursement Requests.
(a)    Should any Member, during the period of time beginning on the Effective Date and ending 60 days following the Effective Date, incur any costs and expenses that (i) would, if such Person were a Construction Manager or the Operator, qualify as Construction Direct Bill Items or Direct Bill Items, as applicable, under the BLC Facilities Construction Management Agreement, the Subject Facilities Construction Management Agreement or the Operating Agreement, as applicable, and (ii) were not incurred as a result of such Member’s gross negligence or willful misconduct, then such Member shall be entitled to be reimbursed by the Company for a portion of such costs and expenses equal to (i) such costs and expenses, multiplied by (ii) (A) 100%, minus (B) such Member’s Percentage Interest as of such time (such reimbursable costs and expenses, “Post-Effective Date Member Costs”).
(b)    Should any Affiliate of any Member, during the period of time beginning on the Effective Date and ending 60 days following the Effective Date, incur any costs and expenses that (i) would, if such Person were a Construction Manager or the Operator, qualify as Construction Direct Bill Items or Direct Bill Items, as applicable, under the BLC Facilities Construction Management Agreement, the Subject Facilities Construction Management Agreement or the Operating Agreement, as applicable, and (ii) were not incurred as a result of such Affiliate’s gross negligence or willful misconduct, then such Affiliate shall be entitled to be reimbursed by the Company for such costs and expenses (such reimbursable costs and expenses, “Post-Effective Date Affiliate Costs”).
(c)    Once a Member has incurred any such Post-Effective Date Member Costs, such Member shall be entitled to reimbursement from the Company for such Post-Effective Date Member Costs by delivering written notice to the Company and the other Members specifying the Post-Effective Date Member Costs incurred, along with reasonable supporting information with respect thereto (such notice, a “Post-Effective Date Reimbursement Request”). Following the Company’s receipt of any Post-Effective Date Reimbursement Request from a Member, the President shall issue a Call Notice to the Members pursuant to Section 3.3(d)(iv) to fund the reimbursement of the applicable Post-Effective Date Member Costs to the applicable Member.
(d)    Once an Affiliate of any Member has incurred any such Post-Effective Date Affiliate Costs, such Affiliate shall be entitled to reimbursement from the Company for such Post-Effective Date Affiliate Costs by delivering a Post-Effective Date Reimbursement Request specifying the Post-Effective Date Affiliate Costs incurred, along with reasonable supporting information with respect thereto. Following the Company’s receipt of any Post-Effective Date Reimbursement Request from any such Affiliate, the President shall issue a Call Notice to the Members pursuant to Section 3.3(d)(v) to fund the reimbursement of the applicable Post-Effective Date Affiliate Costs to the applicable Affiliate.
(e)    The Parties intend, solely for Tax Purposes, that any reimbursement made to a Member (the “Requesting Member”) pursuant to a Section 6.3(c), shall, except as otherwise required by Section 707(a)(2)(B) of the Code and its implementing Treasury Regulations, be treated as a contribution by such Member in exchange for a membership interest in a transaction consistent with the requirements of Section 721(a) of the Code. Accordingly, for Tax Purposes, (i) the

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Requesting Member shall be treated as contributing to the Company 100% of the costs and expenses to which such Post-Effective Date Reimbursement Request Relates, (ii) each non-Requesting Member shall be treated as contributing cash to the Company in the amount such Member contributes pursuant to a Call Notice issued pursuant to Section 3.3(d)(iv); and (iii) the Requesting Member shall be treated as receiving a distribution of the Post-Effective Date Member Costs (A) as a reimbursement of such Requesting Member’s expenditures with respect to such costs and expenses within the meaning of Treasury Regulation Section 1.707-4(d) to the extent applicable and (B) in a transaction subject to treatment under Section 707(a) of the Code and its implementing Treasury Regulations as in part a sale, and in part a contribution, of such costs and expenses to the extent that Treasury Reg. §1.707-4(d) is inapplicable.
ARTICLE 7
INDEMNIFICATION

Section 7.1    No Liability of Members.
(a)    Except as otherwise required by the Delaware Act, no Covered Person shall be obligated personally for any debt, obligation or liability of the Company solely by reason of being a Covered Person.
(b)    Except as otherwise expressly required by Law, a Member in its capacity as a Member shall have no liability in excess of: (i) the amount of its contributions to the Company; (ii) its share of any assets and undistributed profits of the Company; (iii) its obligation to make other payments expressly provided for in this Agreement; and (iv) the amount of any distributions wrongfully distributed to it. No Member shall have any responsibility to restore any negative balance in its Capital Account or to contribute to or in respect of the liabilities or obligations of the Company or to return distributions made by the Company, except as expressly provided herein or required by any non-waivable provision of the Delaware Act. The agreement set forth in the preceding sentence shall be deemed to be a compromise with the consent of all of the Members for purposes of §18-502(b) of the Delaware Act. However, if any court of competent jurisdiction or properly constituted arbitration panel orders, holds or determines that, notwithstanding the provisions of this Agreement, any Member is obligated to restore any such negative balance, make any such contribution or make any such return, such obligation shall be the obligation of such Member and not of any other Person.
Section 7.2    Exculpation.
(a)    No Covered Person shall be liable to the Company or any other Covered Person for any loss, damage or Claim incurred by reason of any act or omission performed or omitted by such Covered Person on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement or a delegation of authority in accordance with this Agreement, except that (i) a Covered Person shall be liable for any such loss, damage or Claim incurred by reason of such Covered Person’s fraud, bad faith or willful misconduct, (ii) a Covered Person that is a Member shall be liable for any such loss, damage or Claim incurred by reason of such Covered Person’s breach of this Agreement and (iii) a Covered Person that is an officer of the Company shall be liable for any such loss, damage or Claim incurred by reason of such Covered Person’s breach of any of his/her duties to the Company as set forth in

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Section 5.10(c), in each case, as established by a non-appealable court order, judgment, decree or decision or pursuant to a final and binding decision of an arbitration panel pursuant to Section 14.2.
(b)    A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Person as to matters the Covered Person reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, Net Profits, Net Losses or Available Cash or any other facts pertinent to the existence and amount of Assets from which distributions to the Members might properly be paid.
(c)    Except as expressly set forth in this Agreement (including, with respect to any officer of the Company, such officer’s duties to the Company as set forth in Section 5.10(c)), no Covered Person shall have any duties or liabilities, including fiduciary duties, to the Company or the Members, and the provisions of this Agreement, to the extent that they restrict, eliminate or otherwise modify the duties and liabilities, including fiduciary duties, of a Covered Person otherwise existing at Law or in equity or under the Delaware Act, are agreed by the Members to replace such other duties and liabilities of a Covered Person.
Section 7.3    Indemnification. To the fullest extent permitted by Law, the Company shall indemnify and hold harmless each Covered Person from and against all Liabilities arising from or related to any act or omission performed or omitted by such Covered Person on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement or a delegation of authority in accordance with this Agreement, except that: (a) no Covered Person shall be entitled to be indemnified in respect of any Liability by reason of such Covered Person’s fraud, bad faith or willful misconduct; (b) no Covered Person that is a Member shall be entitled to be indemnified in respect of any Liability by reason of such Covered Person’s breach of this Agreement; and (c) no Covered Person that is an officer of the Company shall be entitled to be indemnified in respect of any Liability by reason of such Covered Person’s breach of any of his/her duties to the Company as set forth in Section 5.10(c), in each case, as established by a non-appealable court order, judgment, decree or decision or pursuant to a final and binding decision of an arbitration panel pursuant to Section 14.2. Any indemnity under this Section 7.3 shall be provided out of and to the extent of the Assets only (including the proceeds of any insurance policy obtained pursuant to Section 7.5), and no Covered Person shall have any personal liability on account thereof. Any amendment, modification or repeal of this Section 7.3 or any provision in this Section 7.3 shall be prospective only and shall not in any way affect the rights of any Covered Person under this Section 7.3 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when Liabilities relating to such matters may arise or be asserted.
Section 7.4    Expenses. To the fullest extent permitted by Law, expenses (including legal fees) reasonably expected to be incurred by a Covered Person in defending any Claim shall, from time to time, be advanced by the Company prior to the date such expenses are due to be paid. Notwithstanding the foregoing, (a) the Company shall have no obligation to advance any such

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

amounts until such time as the Company has received a written undertaking by or on behalf of such Covered Person to repay (i) the entirety of such amount if it shall be determined that such Covered Person is not entitled to be indemnified pursuant to Section 7.3, or (ii) any amounts advanced to such Covered Person that are in excess of the expenses such Covered Person is actually required to pay, and (b) any obligation of Company to make such advances under this Section 7.4 shall be provided out of and to the extent of the Assets only (including the proceeds of any insurance policy obtained pursuant to Section 7.5).
Section 7.5    Insurance.
(a)    Primary Commercial Liability Insurance. The Company shall cause the Operator or any Construction Manager, as applicable, to procure and maintain, for the benefit of the Company and its Subsidiaries, the Members and, as applicable, the Operator or such Construction Manager, commercial liability insurance with a combined single limit of $25,000,000 per occurrence which may be made up of any combination of primary and excess insurance including contractual liability, sudden and accidental pollution liability, broad form property damage, independent contractors, products/completed operations and explosion, collapse and underground damage. The amount of the deductible or self-insured retention will be unanimously approved by the Board. To the extent permitted by applicable Law, such insurance shall always be primary to any other valid and collectible insurance maintained by the Company and its Subsidiaries, the Members and, as applicable, the Operator or such Construction Manager.
(b)    Legally Required Insurance. The Company shall cause the Operator or any Construction Manager, as applicable, to procure and maintain, for the benefit of the Company and its Subsidiaries, the Members, and, as applicable, the Operator or such Construction Manager such other insurance as required by Law.
(c)    Uninsured Losses. Losses and claims including defense costs not covered by the insurance required in Section 7.5(a) or by other insurance the Company may cause the Operator or any Construction Manager under the Operating Agreement or any Construction Management Agreement, respectively, shall be borne as provided by indemnity provisions of the Operating Agreement or such Construction Management Agreement, as applicable. A Member may, at its own expense, purchase or arrange for insurance or a self-funded or self-insurance program to provide insurance coverage for the value of its Member Interest and associated Units in excess of the coverage mandated pursuant to Section 7.5(a), the benefit of which may accrue to such Member with respect to such Member Interest and Units only. If such excess insurance is purchased or any other type of insurance or self-insurance is arranged to cover such loss, the Member shall waive rights of recovery and shall cause its insurers to waive rights of subrogation in favor of the Company and its Subsidiaries, the Members and the Operator and/or any Construction Manager, as applicable, but only to the extent of the indemnification obligations herein or in the Operating Agreement or any Construction Management Agreement. For clarification, the coverage required to be carried by Operator shall apply solely to Pipeline Operations and the Operator’s obligations with respect to Required Upgrades and the coverage required to be carried by the Construction Manager shall apply solely to their portion of the Construction activities. In no event shall either (i) the coverage carried by Operator apply in excess of any coverage required to be carried by any Construction Manager or (ii) the coverage carried by any Construction Manager apply in excess of

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

any coverage required to be carried by the Operator. All insurance premiums, deductibles, self-insurance retentions, fronting arrangements, self-insurance or similar program’s cost and expense applicable to such coverage shall be the sole responsibility of the Member obtaining such insurance.
(d)    Property/Business Interruption. The Company shall not procure property or business interruption insurance to cover asset damage or business loss of the Company. However, a Member may, at its own expense, purchase or arrange for insurance or self-insurance programs to provide insurance coverage for the value of its Member Interest and associated Units, the benefit of which may accrue to such Member with respect to such Member Interest and Units only. If such insurance is purchased, or any other type of insurance is purchased or is arranged through a program of self-insurance, the Member shall waive all rights of recovery and shall cause its insurers to waive rights of subrogation in favor of the Company and its Subsidiaries, the Members and the Operator and/or any Construction Manager, as applicable, but only to the extent of the indemnification obligations herein or in the Operating Agreement or in such Construction Management Agreement, as applicable. All insurance premiums, deductibles, self-insurance retentions, fronting arrangements, self-insurance or similar program’s cost and expense applicable to such coverage shall be the sole responsibility of the Member obtaining such insurance.
(e)    Other Insurance. The Company shall cause the Operator and each Construction Manager to obtain, for the benefit of the Company, such additional insurance as unanimously agreed upon by the Board from time to time.
Section 7.6    Primary Obligation. The Company hereby acknowledges that the Covered Persons may have certain rights to indemnification, advancement of expenses and/or insurance provided by a Member and certain of their Affiliates (collectively, the “Member Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to the Covered Persons under Section 7.3 and Section 7.4 are primary and any obligation of the Member Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by the Covered Persons are secondary), (b) that it shall be required to advance the full amount of expenses incurred by the Covered Persons and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of Section 7.3 and Section 7.4 of this Agreement (or any other agreement between the Company and the Covered Person), without regard to any rights the Covered Person may have against the Member Indemnitors, and (c) that the Company irrevocably waives, relinquishes and releases the Member Indemnitors from any and all Claims against the Member Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Member Indemnitors on behalf of a Covered Person with respect to any Claim for which the Covered Person has sought indemnification from the Company pursuant to Section 7.3 and Section 7.4 shall affect the foregoing, and the Member Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of the Covered Person against the Company. The Company agrees that the Member Indemnitors who are not Members are express Third Party beneficiaries of the terms of this Section 7.6.

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

ARTICLE 8
BOOKS AND RECORDS; ACCOUNTS
Section 8.1    Books and Records. At all times during the term of this Agreement, the Member who is (or whose Affiliate is) serving as Operator shall keep or cause such Operator to keep (or cause to be kept) true and complete books of account for the Company. Such books shall reflect all Company transactions in accordance with GAAP or in accordance with any applicable Law if the Law requires a particular set of books of account to reflect a different methodology; provided that the Capital Accounts of the Members shall be maintained in accordance with Section 3.6. The Member who is (or whose Affiliate is) serving as a Construction Manager shall provide or cause such Construction Manager to provide the Operator with any information in such Construction Manager’s possession that is reasonably necessary for the Operator to keep such true and complete books of account.
Section 8.2    Availability of Books and Records. All of the books of account referred to in Section 8.1, together with executed copies of this Agreement and the Formation Certificate, and any amendments thereto (and all such other books and records as may be required by the Delaware Act), shall at all times be maintained by Operator at the principal office of the Company as set forth in Section 2.5. The Member who is (or whose Affiliate is) serving as a Construction Manager shall cause such Construction Manager to provide the Operator with copies of all books and records held by such Construction Manager. Upon reasonable notice to the Board, such books and records, and any other books and records maintained by the Company or any Construction Manager, shall be open to inspection and copying by a Member or its representative at its expense, during normal business hours at the principal office (or other applicable office) of the Company or such Construction Manager, as applicable.
Section 8.3    Financial Statements and Reports. The Member who is (or whose Affiliate is) serving as Operator shall cause such Operator to prepare and submit (or cause to be prepared and submitted) to each Member the following statements, reports and notices:
(a)    Commencing with respect to the Calendar Year 2015, audited annual financial statements of the Company with respect to the prior Fiscal Year consisting of an income statement, a balance sheet, a statement of Members’ equity and a statement of cash flows shall be prepared in accordance with GAAP (collectively the “Annual Financial Statements”). The Operator shall cause the Annual Financial Statements for such Fiscal Year to be audited by the Company’s independent certified public accountants, which shall be an internationally recognized accounting firm (initially Grant Thornton LLP). The cost of creating and auditing the Annual Financial Statements shall be borne the Company. The audited Annual Financial Statements shall be delivered to each Member within 55 days after the end of the Fiscal Year being audited.
(b)    Unaudited quarterly financial statements of the Company with respect to the prior Calendar Quarter consisting of an income statement, a balance sheet, a statement of Members’ equity and a statement of cash flows shall be prepared in accordance with GAAP, except for any normal year-end adjustments and the absence of footnotes (the “Quarterly Financial Statements”) shall be delivered to each Member within 30 days after the end of such Calendar Quarter.

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(c)    Monthly financial reports with respect to the prior Calendar Month and the applicable year-to-date periods consisting of (i) an income statement, a balance sheet, a statement of Members’ equity and a statement of cash flows, (ii) a comparison to the respective amounts in the then-current Budget and any then-current Capital Project Budget, as applicable, and (iii) a summary volumetric report setting forth the total volumes transported on the Facilities by contract type on a monthly and year-to-date basis. The monthly financial reports shall be prepared in accordance with GAAP except for normal year-end adjustments and the absence of footnotes and, if during the operations phase, shall contain a brief narrative describing material variances to the then-current Budget and any then-current Capital Project Budget, as applicable (the “Monthly Financial Reports”). The Monthly Financial Reports for a Calendar Month shall be delivered within 30 days after the end of such Calendar Month.
(d)    A forecast of the Net Profits and cash distributions to the Members for the remainder of the Fiscal Year and, with respect to the fourth Calendar Quarter of the then-current Fiscal Year, a forecast of the Net Profits and cash distributions to be made to the Members in the first Calendar Quarter of the following Fiscal Year (the “Quarterly Forecasts”). The Quarterly Forecasts shall be delivered within 45 days after the end of each Calendar Quarter.
(e)    An estimate of taxable income for the Company, the amounts allocable to each Member for each Fiscal Year, and a fixed asset reconciliation (comprised of asset additions, retirements and dispositions) with respect to each Member for the Fiscal Year (the “Tax Estimate Report”). The Tax Estimate Report shall be delivered within 30 days after the end of the Fiscal Year.
(f)    Copies of all material information related to any pending or material threatened litigation or insurance claim affecting the Company shall be delivered to each Member as soon as practicable.
(g)    Copies of (i) the then-current Budget in effect from time to time within ten days after the approval (or deemed approval) thereof and (ii) any amended Budget within ten days of such Budget being amended.
(h)    Copies of all material filings, disclosures or reports submitted to any Governmental Authority affecting the Company shall be delivered to each Member as soon as practicable.
(i)    A quarterly report summarizing all outstanding Claims related to any litigation, arbitration, administrative proceeding or other dispute and any settlement or result of any litigation, arbitration, administrative proceeding or other dispute entered into or relating to the Company that occurred during the prior Calendar Quarter affecting the Company.
(j)    A projection of the income of the Company for the relevant Calendar Year and the following four Calendar Years shall be delivered to each Member on or before February 15th of such relevant Calendar Year.
(k)    Such other information as a Member may reasonably request regarding the Company (and that is in the possession of Operator, any Construction Manager or any of their respective Affiliates) shall be delivered to each Member as soon as practicable.

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Section 8.4    Audits.
(a)    Each Member shall have the right to audit costs charged to the Company’s accounts and other accounting records maintained for the Company under this Agreement.
(b)    Upon not less than 60 days’ prior written notice to the Company, any Member shall have the right to audit the Company’s books and records for any Calendar Year within the 24 Calendar Month period immediately preceding the date of such notice (such 24 Calendar Month period, the “Audit Period”). Each Member must provide the Company a written notice of any claims for all discrepancies disclosed by said audit and related to the Audit Period. The cost of each such audit shall be borne by the Member(s) requesting the audit. Any such audit shall be conducted in a manner designed to result in a minimum of inconvenience and disruption to the operations of the Company. Where more than one Member requests an audit covering the same Audit Period, the requesting Members shall make every reasonable effort to conduct joint or simultaneous audits. Unless otherwise mutually agreed, any audit shall be conducted at the principal office of the Operator.
(c)    The Member(s) requesting an audit may request information prior to the commencement of the audit, and the Company shall, to the extent available, provide the information requested as soon as practicable in order to facilitate the forthcoming audit. The Company shall, to the extent practicable, provide the information in electronic format or hard copy within the later of (i) 30 days after the written request or (ii) 60 days after such Member’s initial audit notice. The information requested shall be limited to that normally used for pre-audit work.
(d)    Any information obtained by a Member in connection with the conduct of an audit (whether related solely to the Company or otherwise) shall be subject to the confidentiality provisions of this Agreement.
(e)    At the conclusion of an audit, the Members shall endeavor to settle outstanding matters expeditiously. To that end, the Member(s) requesting the audit shall make a reasonable effort to prepare and distribute a written report to the Company and each other Member as soon as reasonably practicable and in any event within 90 days after the conclusion of an audit. The report shall include all Claims arising from such audit together with comments pertinent to the operation of the accounts and records. The Company shall make a reasonable effort to reply to the report in writing as soon as possible and in any event no later than 90 days after delivery of the report.
(f)    All adjustments resulting from an audit agreed to between the Company and the Member(s) requesting such audit shall be reflected promptly in the Company’s books and records and reported to each other Member. If any dispute shall arise in connection with an audit, it shall be reported to and discussed by the Board within 60 days. If no settlement can be reached by the parties to the dispute within 120 days after the report to the Board, unless otherwise agreed by the parties to the dispute, the provisions of Section 14.2 shall apply.

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Section 8.5    Bank Accounts. The Company shall establish such bank accounts as provided in the Operating Agreement and each Construction Management Agreement and as may otherwise be approved by the Board.

ARTICLE 9
TAX MATTERS
Section 9.1    Tax Returns. The Company shall prepare and timely file all U.S. Federal, state and local and foreign tax returns required to be filed by the Company. Unless otherwise determined by the Board, any income tax return of the Company shall be prepared by an independent public accounting firm selected by the Board. Each Member shall furnish to the Company all pertinent information in its possession relating to the Company’s operations that is necessary to enable the Company’s tax returns to be timely prepared and filed. The Company shall deliver to each Member as soon as applicable after the end of each calendar year, but in any event before March 31 of the subsequent year, a Schedule K-1 together with such additional information as may be required by any Member (or its respective owners) in order to file its federal and state returns reflecting the Company’s operations. The Company shall deliver to each Member as soon as applicable after the end of each calendar year, but in any event before January 30 of the subsequent calendar year, a good faith estimate of the amounts to be included on such IRS Schedule K-1 for such Member and such other information as shall be necessary (including a statement for such calendar year of each Member’s share of net income, net losses and other items allocated to such Member) for the preparation and timely filing by the Members of their U.S. Federal, state and local income and other tax returns. The Company shall bear the costs of the preparation and filing of its tax returns. Any tax returns legally required to be signed by a Member shall be signed by the Tax Matters Member.
Section 9.2    Tax Partnership. It is the intention of the Members that the Company be classified as a partnership for U.S. Federal income tax purposes. Unless otherwise approved by the Board pursuant to Section 5.1(d)(xiii), neither the Company nor any Member shall make an election for the Company to be excluded from the application of the provisions of subchapter K of chapter 1 of subtitle A of the Code or any similar provisions of applicable State Law or to be classified as other than a partnership pursuant to Treasury Regulation Section 301.7701-3.
Section 9.3    Tax Elections. The Company shall make the following elections on the appropriate forms or tax returns:
(a)    to adopt the calendar year as the Company’s Fiscal Year, if permitted under the Code;
(b)    to adopt the accrual method of accounting for U.S. Federal income tax purposes;
(c)    if a distribution of the Company’s Assets as described in Code Section 734 occurs or a Transfer of Units as described in Code Section 743 occurs, on request by notice from any Member, to elect, pursuant to Code Section 754, to adjust the basis of the Company’s Assets;

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(d)    to elect to amortize the organizational expenses of the Company as permitted by Code Section 709(b); and
(e)    any other election the Board may deem appropriate and in the best interests of the Company.
Section 9.4    Tax Matters Member.
(a)    The tax matters partner of the Company pursuant to Code Section 6231(a)(7) shall be a Member designated from time to time by the Board subject to replacement by the Board. Any Member who is designated as the tax matters partner is referred to herein as the “Tax Matters Member”. The initial Tax Matters Member as of the Effective Date shall be Sunoco. The Tax Matters Member shall take such action as may be necessary to cause to the extent possible each other Member to become a notice partner within the meaning of Code Section 6231(a)(8). The Tax Matters Member shall inform each other Member of all significant matters that may come to its attention in its capacity as Tax Matters Member by giving notice thereof on or before the 20th day after (or if applicable, such shorter period as may be required by the appropriate statutory or regulation provisions) becoming aware thereof and, within that time, shall forward to each other Member copies of all significant written communications it may receive in that capacity.
(b)    The Tax Matters Member shall take no action without the authorization of the Board, other than such action as may be required by Law. Any reasonable, documented cost or expense incurred by the Tax Matters Member in connection with its duties, including the preparation for or pursuance of administrative or judicial proceedings, shall be paid by the Company.
(c)    The Tax Matters Member shall not enter into any extension of the period of limitations for making assessments on behalf of the Members without first obtaining the consent of the Board. The Tax Matters Member shall not bind any Member to a settlement agreement without obtaining the consent of such Member. Any Member that enters into a settlement agreement with respect to any Company item (within the meaning of Code Section 6231(a)(3)) shall notify each other Member of such settlement agreement and its terms within 15 days from the date of the settlement.
(d)    No Member shall file a request pursuant to Code Section 6227 for an administrative adjustment of Company items for any taxable year without first notifying the other Members. If the Board consents to the requested adjustment, the Tax Matters Member shall file the request for the administrative adjustment on behalf of the Members. If such consent is not obtained within 30 days from such notice, or within the period required to timely file the request for administrative adjustment, if shorter, any Member, including the Tax Matters Member, may file a request for administrative adjustment on its own behalf. Any Member intending to file a petition under Code Sections 6226 or 6228 or any other Code section with respect to any item involving the Company shall notify each other Member of such intention and the nature of the contemplated proceeding. In the case where the Tax Matters Member is the Member intending to file such petition on behalf of the Company, such notice shall be given within a reasonable period of time to allow each other Member to participate in the choosing of the forum in which such petition will be filed.

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(e)    If any Member intends to file a notice of inconsistent treatment under Code Section 6222(b), such Member shall give reasonable notice under the circumstances to each other Member of such intent and the manner in which such Member’s intended treatment of an item is (or may be) inconsistent with the treatment of that item by the other Member.
Section 9.5    Texas Franchise Tax Sharing Arrangement. If applicable Law requires (a) a Member and (b) the Company to participate in the filing of a Texas franchise tax combined group report, the Parties agree that the Company shall promptly reimburse such Member for the franchise tax paid on behalf of the Company as a combined group member. The franchise tax paid on behalf of the Company shall be deemed to be equal to the franchise tax that the Company would have paid if it had computed its franchise tax liability for the report period on a separate entity basis rather than as a member of the combined group. The Members agree that such Member may deduct for federal income tax purposes 100% of the Texas franchise tax attributable to the Company and paid by such Member and that the Company’s reimbursement obligation shall be limited to the after-tax cost of the Texas margin tax attributable to the Company and paid by such Member, computed based on the highest marginal Federal tax rate applicable to corporations.
ARTICLE 10TRANSFERS OF MEMBER INTEREST AND UNITS; ISSUANCE OF UNITS; ADMISSION OF SUBSTITUTED MEMBERS AND ADDITIONAL MEMBERS
Section 10.1    Transfer of Member Interest and Units.
(a)    Subject to the other provisions set forth in this Agreement, any Member may Transfer its Member Interest and associated Units; provided that if such Member does not Transfer all of its Member Interest and associated Units pursuant to such Transfer, it must (i) Transfer a number of such associated Units that is proportionate to the amount of such Percentage Interest so Transferred, in each case, determined as of the time immediately prior to such Transfer, (ii) Transfer a 10% or greater Percentage Interest and associated Units pursuant to such Transfer and (iii) following such Transfer, retain a 10% or greater Percentage Interest and associated Units. Any attempted Transfer of a Member Interest and associated Units other than in compliance with this Agreement (including a Transfer not in compliance with the foregoing proviso) shall be null and void and of no force or effect. Any Member that Transfers any of its Member Interest and associated Units shall promptly provide written notice thereof to the Company and to the other Members.
(b)    A Transferring Member shall, notwithstanding the Transfer, be liable to the Company and each other Member for its obligation to fund in accordance with Section 3.2(a) or Section 3.2(b), as applicable, its portion of any contributions required to be made pursuant to Section 3.2, Section 3.3 and Section 3.5, in each case, to the extent such contributions relate to expenditures accrued under this Agreement on or prior to the Transfer, but such Transferring Member shall be released from any other obligations thereafter accruing under this Agreement with respect to its Member Interest and associated Units being Transferred, except in the case where (i) the Transfer at issue is made to an Affiliate and (ii) (A) such transferee Affiliate does not have a credit rating of Baa3 (if issued by Moody’s Investor Service) or BBB- (if issued by Standard & Poor’s Financial Services LLC) or (B) such (1) transferee Affiliate’s obligations are not guaranteed pursuant to a guaranty in form similar to the Guaranties and covering the applicable Member Interest and associated Units being Transferred to such Affiliate and (2) guarantor has a credit rating of Baa3

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(if issued by Moody’s Investor Service) or BBB- (if issued by Standard & Poor’s Financial Services LLC), in which case the Transferring Member shall remain liable for all such obligations.
(c)    Upon the Transfer of all of a Member’s Member Interest and associated Units (other than any Transfer to an Affiliate of such Member), such Member or Affiliate of such Member then-currently serving as (i) Operator shall be deemed to have resigned from such position subject to the terms of the Operating Agreement or (ii) a Construction Manager shall be deemed to have resigned from such position subject to the terms of the applicable Construction Management Agreement.
Section 10.2    Conditions Precedent to a Transfer of Member Interest and Units. Each Transfer of a Member Interest and associated Units shall be subject to the terms hereof, and, except for Transfers pursuant to Section 3.5(e) or Section 3.5(f), as a condition precedent to the Company recognizing such Transfer, each transferor must satisfy all of the requirements (including the proportionate Transfer of its funding obligations) and not violate any of the Transfer restrictions set forth in Section 10.1, and each Transfer must meet the following conditions:
(a)    Each transferee must have the financial ability, as evidenced by a combination of credit rating and credit support (including any parent guaranty) that is at least equivalent to that provided by the Transferring Member as of the date such Transferring Member became a Member, to perform its future payment obligations hereunder and the technical ability to participate in the planning of future operations. For purposes of this Section 10.2(a), the Members acknowledge and agree that, if the applicable transferee is an Affiliate of such Transferring Member, such transferee will be deemed to have the financial capability required by this Section 10.2(a) if, at the time of such Transfer, the transferee (or a Person guaranteeing the obligations of the transferee pursuant to a guaranty in form similar to the Guaranties and covering the applicable Member Interest and associated Units being Transferred to such transferee) has a credit rating of Baa3 (if issued by Moody’s Investor Service) or BBB- (if issued by Standard & Poor’s Financial Services LLC).
(b)    The transferor and transferee shall execute and deliver to the Company such documents and instruments of conveyance as may be reasonably necessary or appropriate to affect such Transfer. In the case of a Transfer involuntarily by operation of Law, the Transfer shall be confirmed by presentation to the Company of legal evidence of such Transfer, in form and substance reasonably satisfactory to counsel to the Company. In all cases, the Company shall be reimbursed by the transferor or transferee for all reasonable costs and expenses that it incurs in connection with such Transfer.
(c)    The transferor and transferee shall furnish the Company with the transferee’s taxpayer identification number, sufficient information to determine the transferee’s initial tax basis in the Member Interest and associated Units Transferred and any other information reasonably necessary to permit the Company to file all required Federal and State tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Company shall not be required to make any distribution otherwise provided for in this Agreement with respect to any Transferred Member Interest and associated Units until it has received such information.

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(d)    Such Transfer may not violate any applicable Laws.
(e)    Such Transfer will not cause the Company to be deemed to be an “investment company” under the Investment Company Act of 1940.
Section 10.3    Encumbrances by Members Each Member shall be permitted to Encumber all or any portion of its Member Interest and/or associated Units; provided, however, that any such Encumbrance shall be made expressly subject to the terms and conditions of this Agreement, including the provisions of Section 3.5 (and in particular Section 3.5(e) and Section 3.5(f)). In the event that the Percentage Interest Adjustment Remedy or the Percentage Interest Buyout Remedy is applicable to any Defaulting Member, then if such Defaulting Member has Encumbered its Member Interest or associated Units, the portion (or all, if applicable) of its Member Interest and/or associated Units that is taken by the Affected Member(s) shall be deemed free and clear of such Encumbrance without any further action necessary; provided, however, if requested by any Paying Affected Member who has elected the Percentage Interest Adjustment Remedy or the Percentage Interest Buyout Remedy, the Defaulting Member shall immediately provide evidence to such Paying Affected Member of the release of all liens and security interests that may have burdened the portion (or all, if applicable) of the Defaulting Member’s Member Interest and/or associated Units taken by such Paying Affected Member.
Section 10.4    Admission of Substitute Members. Subject to Section 10.1(b), upon compliance with all of the provisions of this Agreement regarding Transfers and, to the extent such transferee is not already a Member of the Company, the delivery to the Company by such transferee of an executed addendum agreement in the form attached as Exhibit B (an “Addendum Agreement”), (a) such transferee shall be deemed to be a party hereto as if such transferee were the transferor and such transferee’s signature appeared on the signature pages of this Agreement, and shall be deemed to be a Substitute Member and (b) the applicable transferor shall thereafter cease to be a Member to the extent of the Member Interest and associated Units Transferred by such transferor.
Section 10.5    Issuance of Authorized Units; Issuance of Additional Member Interests and Units; Admission of Additional Members. Subject to Section 5.1(d)(viii) and Section 5.1(d)(ix), the Company may admit an Additional Member by issuing a Member Interest and associated Authorized Units to such Additional Member. Such Additional Member shall be admitted to the Company with all the rights and obligations of a Member if such Additional Member shall have executed and delivered to the Company (a) an Addendum Agreement and (b) such other documents or instruments as may be required in the Board’s reasonable judgment to effect the admission. No issuance of a Member Interest and associated Authorized Units otherwise permitted or required by this Agreement shall be effective, and no purchaser of any such issued Member Interest and associated Authorized Units from the Company shall be deemed to be a Member, if the foregoing conditions are not satisfied.

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Section 10.6    Rights and Obligations of Additional Members and Substitute Members.
(a)    A transferee of a Member Interest and associated Units that has been admitted as a Substitute Member or a purchaser of any newly issued Member Interest and associated Authorized Units from the Company that has been admitted as an Additional Member in accordance with Section 10.4 or Section 10.5, as applicable, shall have all the rights and powers and be subject to all the restrictions and Liabilities under this Agreement relating to a Member holding a Member Interest and associated Authorized Units, including the obligation to fund such Additional Member’s proportion of any contributions pursuant to Section 3.2, Section 3.3 and Section 3.5.
(b)    Admission of an Additional Member or Substitute Member shall become effective on the date such Person’s name is recorded in the Member Schedule and on the other books and records of the Company. Upon the admission of an Additional Member or Substitute Member, the Company shall, without the consent of any other Person, revise the Member Schedule to (i) reflect the name and address of, Member Interest of and number of associated Units held by, such Additional Member or Substitute Member, (ii) eliminate or adjust, if necessary, the name, address, the Member Interest and associated Units of the predecessor of such Substitute Member, and (iii) adjust the Percentage Interests of each Member, if applicable.
Section 10.7    No Other Persons Deemed Members. Unless admitted to the Company as a Member as provided in this Agreement, no Person (including an assignee of rights with respect to a Member Interest and associated Units or a transferee of a Member Interest and associated Units, whether voluntary, by operation of Law or otherwise) shall be, or shall be considered, a Member. The Company may elect to deal only with Persons admitted to the Company as Members as provided in this Agreement (including their duly authorized representatives). Any distribution by the Company to the Person shown on the Member Schedule as a Member, or to its legal representatives, shall relieve the Company of all Liability to any other Person who may have an interest in such distribution by reason of any Transfer by the Member or for any other reason.
Section 10.8    Tax Termination Make-Whole Payments. If any Transfer of a Member Interest results in a constructive termination of the Company under §708(b)(1)(B) of the Code (a “Tax Termination”):
(a)    If the Tax Termination occurs at a time when the combined Percentage Interest of a Member or any group of Members that are Affiliates of one another (an “Affiliate Group”) is greater than 50%, then any Member that Transferred its member Interest, which Transfer contributed to the Tax Termination (each, a “Contributing Member”) shall pay to each Member who is not a Contributing Member (each, a “Non-Contributing Member”) an amount equal to:
(i)    the sum of:
(A)    the product of:
(1)    the difference between (x) the net present value as of the date of such Tax Termination, using a discount rate equivalent to the Base Rate, of the amount of tax depreciation allocable to such Non-Contributing Member from the Company for each future taxable period calculated as if

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such Tax Termination had not occurred but with all other facts unchanged, minus (y) the net present value as of the date of such Tax Termination, using a discount rate equivalent to the Base Rate, of the amount of tax depreciation allocable to such Non-Contributing Member from the Company for each future taxable period calculated taking into account such Tax Termination, multiplied by
(2)    the sum of the highest marginal federal income tax rate as a percentage of taxable income applicable to a U.S. corporation for the taxable year in which the Tax Termination occurs, and four percent (4%) (as a proxy for applicable state income taxes) (collectively, the “Aggregate Tax Rate”);
(such product of clause (A)(1) and clause (A)(2) the “Damage Amount”), plus
(B)    a gross-up amount calculated as:
(1)    (x) the Damage Amount divided by (y)(I) 1.0 minus (II) the Aggregate Tax Rate, minus
(2)    the Damage Amount,
multiplied by:
(ii)    the relevant Contributing Member’s Termination Percentage.
(b)    If the Tax Termination occurs at a time when no Member owns a Percentage Interest, and no Affiliate Group owns a combined Percentage Interest, in each case, greater than 50%, then the economic effect of any Tax Termination will be borne by each Member in accordance with its respective Percentage Interest in the Company.
(c)    Notwithstanding the provisions of Section 10.8(a), no payments shall be due from one Member to another (i) if a Tax Termination results from a transaction, or a series of related transactions, where all of the selling Members are Affiliates of each other and all of the buying Members are already Members at the time of the sale and not Affiliates of any of the selling Members, or (ii) if a Tax Termination results from a transaction, or a series of related transactions, where all of the selling Members collectively are selling 100% of the Member Interests in the Company and all of the buying parties are not already Members at the time of the sale and not Affiliates of any of the selling Members.
ARTICLE 11 **

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Section 11.1    **

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ARTICLE 12
INTERCONNECTIONS; MEMBER PROJECT INTERCONNECTIONS
Section 12.1    Interconnections. In furtherance of the Initial Facilities, the Company shall negotiate an interconnection agreement and any associated agreements for the following interconnection on commercially reasonable terms: (a) an interconnection between the Initial Facilities and the facilities of Sunoco’s applicable Affiliate located in Nederland, Texas; (b) an interconnection between the Initial Facilities and the facilities of P66’s applicable Affiliate located in Nederland, Texas; and (c) an interconnection between the Initial Facilities and the facilities of P66’s applicable Affiliate at the Clifton Ridge Terminal located in Sulphur, Louisiana; provided that each Member that is not a Conflicted Member with respect to the subject interconnection agreement shall (i) act reasonably in its conduct hereunder regarding such interconnection and interconnection agreement and (ii) not, unless such Member reasonably and in good faith believes that any such action would be materially detrimental to such interconnection or the Company as a whole, take any action hereunder that would prevent, frustrate or otherwise delay or inhibit any action or activities with respect to such interconnection or such interconnection agreement.
Section 12.2    Member Project Interconnections. Notwithstanding anything herein to the contrary, the Company and Members agree that the Company shall undertake to facilitate any Member Project brought to the Company by any Member through agreeing to an interconnect agreement or similar agreement to connect such Member Project to the then-existing Facilities, which interconnect shall be on terms and conditions substantially similar, subject to adjustment for reasonable operational differences, to interconnection agreements entered into by the Company as of such time with Third Parties.
ARTICLE 13
DISSOLUTION; WINDING UP AND TERMINATION

Section 13.1    Causes of Dissolution, Winding Up and Termination. The Company shall be dissolved and its affairs wound up only upon the occurrence of one or more of the following events:
(a)    a dissolution of the Company is approved pursuant to Section 5.1(d)(iv);
(b)    the sale or other final disposition by the Company of all or substantially all of the Assets and the collection of all amounts derived from such sale or disposition (including all amounts payable to the Company under any promissory notes or other evidences of indebtedness); or
(c)    the entry of a decree of judicial dissolution under the Delaware Act.

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For the avoidance of doubt, the Bankruptcy or dissolution of any Member or Affiliate of any Member or the occurrence of any other event that terminates the continued membership of any Member shall not cause the Company to be dissolved or its affairs to be wound up, and upon the occurrence of any such event, the Company shall be continued without dissolution.
Section 13.2    Notice of Dissolution. Upon the dissolution of the Company, the Board shall promptly notify each Member of such dissolution.
Section 13.3    Liquidation.
(a)    Liquidating Trustee; Liquidating Distributions. Upon dissolution of the Company, the Board (in such capacity, the “Liquidating Trustee”) shall carry out the winding up of the Company and shall immediately commence to wind up such affairs; provided, however, that a reasonable time shall be allowed for the orderly liquidation of the Assets and the satisfaction of liabilities to creditors so as to enable the Members to minimize the normal losses attendant upon a liquidation. The proceeds of liquidation shall be applied first to payment of all expenses and debts of the Company and setting up of such reserves as the Board reasonably deems necessary to wind up the Company’s affairs and to provide for any contingent liabilities or obligations of the Company. Any remaining proceeds shall be distributed to the Members in accordance with their respective Capital Account balances after giving effect to the allocations required by Section 4.2 and Section 4.3 and the allocations of Net Profits and Net Losses pursuant to Section 13.3(b).
(b)    Pre-Liquidation Allocations. The Net Profits and Net Losses and other items of income, gain, loss and deduction arising incident to or from liquidation of the Company shall be allocated among the Members so that, to the maximum extent possible, each Member’s Adjusted Capital Account Balance equals the amount of cash that would be distributed to such Member if liquidating distributions were made in accordance with Section 4.5(a).
Section 13.4    Termination. The Company shall terminate when all of the Assets, after payment of or due provision for all debts, liabilities and obligations of the Company, shall have been distributed to the Members in the manner provided for in this Article 13 and the Formation Certificate shall have been canceled, or such other documents required under the Delaware Act to be executed and filed with the Secretary of State of the State of Delaware have been so executed and filed, in the manner required by the Delaware Act.
Section 13.5    No Obligation to Restore Capital Accounts. In the event any Member has a deficit balance in any of its Capital Accounts at the time of the Company’s dissolution and following the application of Section 13.3(b), it shall not be required to restore such account to a positive balance or otherwise make any payments to the Company or its creditors or other Third Parties in respect of such deficiency.
Section 13.6    Distributions in Kind. If any Assets are to be distributed in kind, such Assets shall be distributed to the Members as tenants-in-common in the same proportions as such Members would have been entitled to cash distributions if such Assets had been sold for cash by the Company at the Fair Market Value of such Assets. Notwithstanding the foregoing, the Members shall have the right to assign their interest to such in-kind distribution to any Person.

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ARTICLE 14GOVERNING LAW; DISPUTE RESOLUTION
Section 14.1    Governing Law. THIS AGREEMENT AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION. IN RESPECT OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY FEDERAL OR STATE COURT LOCATED WITHIN HARRIS COUNTY, TEXAS, AND WAIVES ANY OBJECTION TO JURISDICTION OR VENUE OF, AND WAIVES ANY MOTION TO TRANSFER VENUE FROM, ANY OF THE AFORESAID COURTS. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE.
Section 14.2    Dispute and Deadlock Resolution. Except with respect to the determination of Fair Market Value pursuant to Section 3.5(f) or Section 11.1(f), Claims, controversies and deadlocks of the Board, in each case, arising out of or relating to this Agreement, shall be determined and resolved in accordance with the following procedures:
(a)    Covered Disputes. Any (i) Claim among the Members or their respective Affiliates arising out of or relating to this Agreement, including the meaning of its provisions, or the proper performance of any of its terms, its breach, termination or invalidity (each, a “Dispute”), and (ii) deadlock of the Board with respect to any action or omission that requires Board approval pursuant to Section 5.1 (each, a “Deadlock”) shall, in each case, be resolved in accordance with the procedures specified in this Section 14.2, which until the completion of the procedures set forth in Section 14.2(c), shall be the sole and exclusive procedure for the resolution of any such Dispute or Deadlock, except that, in the event of a Dispute only, any party, without prejudice to the following procedures, may file a complaint to seek preliminary injunctive or other provisional judicial relief, if in its sole judgment, that action is necessary to avoid irreparable damage or to preserve the status quo. Despite that action the parties shall continue to participate in good faith in the procedures specified in this Section 14.2 with respect to such Dispute.
(b)    Initiation of Procedures. Any party wishing to initiate the dispute and deadlock resolution procedures set forth in this Section 14.2 with respect to a Dispute or Deadlock not resolved in the ordinary course of business must give written notice of the Dispute or Deadlock, as applicable, to the other parties (a “Dispute/Deadlock Notice”). The Dispute/Deadlock Notice shall include (i) a statement of that party’s position and a summary of arguments supporting that position (and associated Board vote, if applicable), and (ii) the name and title of the executive who will represent that party and of any other Person who will accompany the executive, in the negotiations under Section 14.2(c).

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(c)    Negotiation Between Executives. Within 15 days after delivery of the Dispute/Deadlock Notice by a party, such receiving party shall submit to the other a written response (the “Dispute/Deadlock Response”). Any Dispute/Deadlock Response shall include (i) a statement of such party’s position and a summary of arguments supporting that position (and associated Board vote, if applicable), and (ii) the name and title of the executive who will represent that party and of any other Person who will accompany the executive. The parties shall then attempt in good faith to resolve the Dispute or Deadlock, as applicable, within 30 Business Days of the delivery of the Dispute/Deadlock Response (such period, the “Negotiation Period”) by negotiations between executives who have authority to settle the Dispute or Deadlock, as applicable, and who are at a Vice President or higher level of management than the Persons with direct responsibility for administration of this Agreement or the matter in Dispute or that has led to a Deadlock, as applicable. During the Negotiation Period, such executives of the parties shall meet at least weekly, at a mutually acceptable time and place, and thereafter during the Negotiation Period as more often as they reasonably deem necessary, to attempt to resolve the Dispute or Deadlock, as applicable, during the Negotiation Period.
(d)    Tolling and Performance. All applicable statutes of limitation and defenses based upon the passage of time shall be tolled while the procedures specified in Section 14.2(c) are pending. The parties shall take any action required to effectuate that tolling. Each party is required to continue to perform its obligations under this Agreement pending completion of the procedures set forth in Section 14.2(c), unless to do so would be impossible or impracticable under the circumstances.
(e)    Dispute Litigation. Any Dispute that cannot be resolved during the Negotiation Period may, at the option of any party hereto, be resolved and decided by the Federal or State courts located in Harris County, Texas.
(f)    Failure to Resolve Deadlock. Should any Deadlock fail to be resolved during the Negotiation Period, neither any Member or the Company as a whole shall be required to take any further action with respect to such Deadlock; provided, however, that if such Deadlock relates to the approval of a Direct Bill Budget under an Operating Agreement, the provisions of this Agreement and such Operating Agreement with respect to Default Budgets shall apply.
Section 14.3    Expert Proceedings.
(a)    For any decision referred to an independent expert under Section 3.5(f) or Section 11.1(f), the Parties hereby agree that such decision shall be conducted expeditiously by an expert selected unanimously by the Members or as provided pursuant to Section 14.3(b) below. The fees and costs of the expert shall be paid by the Members in accordance with their respective Percentage Interests. The expert is not an arbitrator of the Dispute and shall not be deemed to be acting in an arbitral capacity.
(b)    The Member desiring an expert determination shall give each other Member written notice of the request for such determination. If the Members are unable to agree upon an expert within ten days after receipt of the written notice of request for an expert determination, then, upon the request of any of the Members, the Houston, Texas office of the American Arbitration Association (the “AAA”) shall appoint such expert. The expert, once appointed, shall have no ex

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parte communications with the Members or their Affiliates concerning the expert determination or the underlying Dispute. For an expert determination regarding determination of the Fair Market Value of the Member Interest and associated Units of a Member or any other valuation, the expert appointed by the AAA shall be a nationally recognized investment banking firm.
(c)    All communications between any Member and the expert shall be conducted in writing, with copies sent simultaneously to each other Member participating in the expert proceeding in the same manner, or at a meeting to which representatives of all Members participating in the expert proceeding have been invited and of which such Members have been provided at least five Business Days’ notice.
(d)    Within 30 days after the expert’s acceptance of its appointment, the Members shall provide the expert with a report containing their proposal for the resolution of the matter and the reasons therefor, accompanied by all relevant supporting information and data (excluding any information or data protected by attorney-client privilege). Within 30 days of receipt of the above-described materials and after receipt of additional information or data as may be reasonably required by the expert, the expert shall select the proposal or solution or value which it finds more consistent with the terms of this Agreement. The expert may not propose alternate positions or award damages, interest or penalties to any Members with respect to any matter. The expert’s decision shall be final and binding on the Members. Any Member that fails or refuses to honor the decision of an expert shall be in default under this Agreement.
ARTICLE 15
MISCELLANEOUS

Section 15.1    Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a party hereto by facsimile or other electronic transmission shall be deemed an original signature hereto.
Section 15.2    Notices. All notices and communications required or permitted to be given hereunder (excluding notices sent to Directors, Board Alternates or the President pursuant to Article 5, which notices shall be governed by Section 5.3(l) hereof and excluding service of process) shall be sufficient in all respects (a) if given in writing and delivered personally, (b) if sent by overnight courier, (c) if mailed by U.S. Express Mail or by certified or registered U.S. Mail with all postage fully prepaid, or (d) sent by facsimile transmission (provided any such facsimile transmission is confirmed either orally or by written confirmation), and, in each case, addressed to the appropriate party hereto at the address for such party shown below:
If to the Company:
c/o Energy Transfer Partners, L.P.
800 E Sonterra Blvd #400
San Antonio, Texas 7825
Attention:    Lee A. Hanse
Facsimile:    210-403-7500

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with a copy to:
c/o Energy Transfer Partners, L.P.
1300 Main Street
Houston, Texas 77002
Attention:    General Counsel
Facsimile:    214-981-0701

If to Energy Transfer:
c/o Energy Transfer Partners, L.P.
800 E Sonterra Blvd #400
San Antonio, Texas 78258
Attention:    Lee A. Hanse
Facsimile:    210-403-7500

with a copy to:
c/o Energy Transfer Partners, L.P.
1300 Main Street
Houston, Texas 77002
Attention:    General Counsel
Facsimile:    214-981-0701

If to P66 (except for Call Notices):

c/o Phillips 66 Company
3010 Briarpark Dr.
Houston, TX 77042
Attention:    President
Facsimile:    918-977-8055

with a copy to:

Phillips 66 Company
3010 Briarpark Dr.
Houston, TX 77042
Attention:    General Counsel
Facsimile:    918-977-8055

If to P66 (for Call Notices Only):

c/o Phillips 66 Company
3010 Briarpark Dr.
Houston, TX 77042
Attention:    Diana Santos

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Facsimile:    918-977-8055

with a copy to:

Phillips 66 Company
3010 Briarpark Dr.
Houston, TX 77042
Attention:    Manager/Finance Transportation & Midstream
Facsimile:    918-977-8055

If to Sunoco:

Sunoco Pipeline L.P.
1818 Market Street, Suite 1500
Philadelphia, PA 19103
Attention:    VP, Business Development
Facsimile:    866-244-5696

with a copy to:

Sunoco Pipeline L.P.
1818 Market Street, Suite 1500
Philadelphia, PA 19103
Attention:    General Counsel
Facsimile:    866-244-5696

Any notice given in accordance herewith shall be deemed to have been given (i) when delivered to the addressee in person, or by courier, during normal business hours, or on the next Business Day if delivered after business hours, (ii) when received by the addressee via facsimile during normal business hours, or on the next Business Day if received after business hours, or (iii) upon actual receipt by the addressee after such notice has either been delivered to an overnight courier or deposited in the U.S. Mail, as the case may be. The parties hereto may change the address, telephone number, facsimile number and individuals to which such communications to such Member or the Company are to be addressed by giving written notice to the Company and the other parties hereto in the manner provided in this Section 15.2.
Section 15.3    Expenses. Except as otherwise specifically provided, all fees, costs and expenses incurred by the parties hereto in negotiating this Agreement shall be paid by the party incurring the same, including legal and accounting fees, costs and expenses.
Section 15.4    Waivers; Rights Cumulative. Any of the terms, covenants, or conditions hereof may be waived only by a written instrument executed by or on behalf of the party hereto

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waiving compliance. No course of dealing on the part of any party hereto, or its respective officers, employees, agents, accountants, attorneys, investment bankers, consultants or other authorized representatives, nor any failure by a party hereto to exercise any of its rights under this Agreement shall operate as a waiver thereof or affect in any way the right of such party at a later time to enforce the performance of such provision. No waiver by any party hereto of any condition, or any breach of any term or covenant contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of any breach of any other term or covenant. The rights of the parties hereto under this Agreement shall be cumulative, and the exercise or partial exercise of any such right shall not preclude the exercise of any other right.
Section 15.5    Entire Agreement; Conflicts. THIS AGREEMENT, THE OPERATING AGREEMENT, EACH CONSTRUCTION MANAGEMENT AGREEMENT, AND EACH OTHER AGREEMENT EXECUTED BY THE PARTIES OR THEIR RESPECTIVE AFFILIATES IN CONNECTION HEREWITH, AND THE EXHIBITS AND APPENDICES HERETO AND THERETO, COLLECTIVELY CONSTITUTE THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO PERTAINING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ALL PRIOR AGREEMENTS, UNDERSTANDINGS, NEGOTIATIONS AND DISCUSSIONS, WHETHER ORAL OR WRITTEN, OF SUCH PARTIES AND THEIR RESPECTIVE AFFILIATES PERTAINING TO THE SUBJECT MATTER OF THIS AGREEMENT. THERE ARE NO WARRANTIES, REPRESENTATIONS OR OTHER AGREEMENTS AMONG THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, AND NO PARTY OR SUCH PARTY’S AFFILIATES SHALL BE BOUND BY OR LIABLE FOR ANY ALLEGED REPRESENTATION, PROMISE, INDUCEMENT OR STATEMENTS OF INTENTION NOT SO SET FORTH. IN THE EVENT OF A CONFLICT BETWEEN (A) THE TERMS AND PROVISIONS OF THIS AGREEMENT AND THE TERMS AND PROVISIONS OF ANY EXHIBIT OR APPENDIX HERETO, OR (B) THE TERMS AND PROVISIONS OF THIS AGREEMENT AND THE TERMS AND PROVISIONS OF ANY OF THE OPERATING AGREEMENT, EACH CONSTRUCTION MANAGEMENT AGREEMENT, OR ANY OTHER AGREEMENT EXECUTED IN CONNECTION HEREWITH, IN EACH CASE, THE TERMS AND PROVISIONS OF THIS AGREEMENT SHALL GOVERN AND CONTROL; PROVIDED, HOWEVER, THAT THE INCLUSION IN ANY OF THE EXHIBITS OR APPENDICES HERETO OR THE AGREEMENTS SET FORTH IN CLAUSE (B) ABOVE OF TERMS AND PROVISIONS NOT ADDRESSED IN THIS AGREEMENT SHALL NOT BE DEEMED A CONFLICT, AND ALL SUCH ADDITIONAL PROVISIONS SHALL BE GIVEN FULL FORCE AND EFFECT, SUBJECT TO THE PROVISIONS OF THIS SECTION 15.5.
Section 15.6    Amendment. This Agreement may be amended only by an instrument in writing executed by all of the parties hereto and expressly identified as an amendment or modification.

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Section 15.7    Parties in Interest. Except as provided in Section 7.6, nothing in this Agreement, express or implied, shall entitle any Person other than the parties hereto or their respective successors and permitted assigns to any Claim, remedy or right of any kind.
Section 15.8    Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.
Section 15.9    Confidentiality.
(a)    The parties hereto agree that information related to confidential shipper information, pricing, cost data and other commercially or operationally sensitive information relating to the Business that is typically considered confidential shall be considered “Confidential Information” hereunder, shall be kept confidential and shall not be disclosed during the term of this Agreement to any Person that is not a party hereto, except:
(i)    to an Affiliate of a Member;
(ii)    to the extent such Confidential Information is required to be furnished in compliance with applicable Law, or pursuant to any legal proceedings or because of any order of any Governmental Authority that is binding upon a party hereto;
(iii)    to prospective or actual attorneys engaged by any party hereto where disclosure of such Confidential Information is essential to such attorney’s work for such party;
(iv)    to prospective or actual contractors and consultants engaged by any party hereto where disclosure of such Confidential Information is essential to such contractor’s or consultant’s work for such party;
(v)    to a bona fide prospective transferee of a Member’s Member Interest and associated Units to the extent appropriate in order to allow the assessment of such Member Interest and associated Units (including a Person with whom a Member or its Affiliates are conducting bona fide negotiations directed toward a merger, consolidation or the sale of a majority of its or an Affiliate’s shares), as long as the Member provides ten days prior written notice to the Company of its intention to share such Confidential Information and the transferee executes a confidentiality agreement with the Company containing substantially similar terms and conditions as those set forth in this Section 15.9;
(vi)    to a bank or other financial institution to the extent appropriate to a party hereto arranging for funding;
(vii)    to the extent such Confidential Information must be disclosed pursuant to any rules or requirements of any stock exchange having jurisdiction over a party hereto or its Affiliates; provided that if such party desires to disclose information in an annual or periodic report to its or its Affiliates’ shareholders and the public and such disclosure is not required pursuant to any rules or requirements of any stock exchange, then such party shall comply with Section 15.10;

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(viii)    to its respective employees, subject to each party hereto taking customary precautions to ensure such Confidential Information is kept confidential; and
(ix)    any Confidential Information which, through no fault of or breach of this Agreement by a party hereto, becomes a part of the public domain.
(b)    Disclosure as pursuant to Section 15.9(a)(iv) and Section 15.9(a)(v) shall not be made unless prior to such disclosure the disclosing party hereto has obtained a written undertaking from the recipient to keep the Confidential Information strictly confidential for the term of this Agreement and to use such Confidential Information for the sole purpose described in Section 15.9(a)(iv) or Section 15.9(a)(v), whichever is applicable, with respect to such disclosing party.
Section 15.10    Publicity.
(a)    Without reasonable prior notice to the other parties hereto, no party hereto shall issue, or permit any agent or Affiliate of it to issue, any press releases or otherwise make, or cause any agent or Affiliate of it to make, any public statements with respect to this Agreement, the Operating Agreement, any Construction Management Agreement, any Confidential Information or the activities contemplated hereby or thereby, except where such release or statement is deemed in good faith by such releasing party to be required by Law or under the rules and regulations of a recognized stock exchange on which shares of such party or any of its Affiliates are listed, and in any case, prior to making any such press release or public statement, such releasing party shall provide a copy of the proposed press release or public statement to the other parties hereto reasonably in advance of the proposed release date as necessary to enable such other parties to provide comments on it; provided such other Party must respond with any comments within two Business Days after its receipt of such proposed press release.
(b)    Notwithstanding anything to the contrary in Section 15.9 or Section 15.10(a), any Member or Affiliate of a Member may disclose information regarding the Business that is not Confidential Information in investor presentations, industry conference presentations or similar disclosures. If a Member wishes to disclose any Confidential Information in investor presentations, industry conference presentations or similar disclosures, such Member must first (i) provide each other Member with a copy of that portion of the presentation or other disclosure document containing such Confidential Information and (ii) obtain the prior written consent of each other Member to such disclosure (which consent may not be unreasonably withheld, conditioned or delayed).
(c)    Notwithstanding anything to the contrary in Section 15.9 or Section 15.10(a), in the event of any Emergency or in the event that the Company, through its officers, deems to be customary in the pipeline industry with respect to any Capital Project or the Business, the Company may issue such press releases or public announcements as it deems reasonably necessary in light of the circumstances and shall promptly provide each Member with a copy of any such press release or announcement.

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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Section 15.11    Preparation of Agreement. All of the Members and their respective counsels participated in the preparation of this Agreement. In the event of any ambiguity in this Agreement, no presumption shall arise based on the identity of the draftsman of this Agreement.
Section 15.12    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not materially affected in any manner adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
Section 15.13    Non-Compensatory Damages. None of the parties hereto shall be entitled to recover from any other party, or any other party’s respective Affiliates, any indirect, consequential, punitive, special or exemplary damages or damages for lost profits of any kind arising under or in connection with this Agreement or the transactions contemplated hereby or thereby, except to the extent any such party suffers such damages to a Third Party, which damages (including costs of defense and reasonable attorneys’ fees incurred in connection with defending against such damages) shall not be excluded by this provision as to recovery hereunder. Subject to the preceding sentence, each party hereto, on behalf of itself and each of its Affiliates, waives any right to recover indirect, punitive, special, exemplary or consequential damages or damages for lost profits of any kind, arising in connection with or with respect to this Agreement or the transactions contemplated hereby.
Section 15.14    Waiver of Partition of Company Property. Each Member hereby irrevocably waives during the term of the Company any right that it may have to maintain any action for partition with respect to any Assets.
[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the Effective Date.
ETC BAYOU BRIDGE HOLDINGS, LLC

By: /s/ Mackie McCrea
Name:     Mackie McCrea
Title:    President and CEO

PHILLIPS 66 GULF COAST PIPELINE LLC

By: /s/ Diana Santos
Name:     Diana Santos
Title:    Vice President

SUNOCO PIPELINE L.P.

By:    Sunoco Logistics Partners Operations GP     LLC, its general partner

By: /s/ Mike Prince
Name:     Mike Prince
Title:    Vice President, Business Development

SIGNATURE PAGE TO
AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
BAYOU BRIDGE PIPELINE, LLC
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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

APPENDIX I
DEFINITIONS
“AAA” has the meaning set forth in Section 14.3(b).
“Acceptance Certificate” has the meaning set forth in the applicable Construction Management Agreement, as the context requires.
“Addendum Agreement” has the meaning set forth in Section 10.4.
“Additional Member” means any Person that is not already a Member that acquires (a) any Member Interest and associated Units directly from the Company or (b) any Equity Interest in the Company (other than a Member Interest and associated Units), which Person is admitted to the Company as a Member pursuant to the provisions of Section 10.5.
“Adjusted Capital Account Balance” means with respect to any Member, the balance in such Member’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:
(a)    credit to such Capital Account any amounts which such Member is obligated to restore pursuant to this Agreement, or is deemed obligated to restore pursuant to Section 1.704-1(b)(2)(ii)(c) of the Treasury Regulations or the penultimate sentence in each of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Treasury Regulations, after taking into account thereunder any changes during such year in “partnership minimum gain” (within the meaning of Section 1.704-2(b) of the Treasury Regulations) and in “partner nonrecourse debt minimum gain” (within the meaning of Section 1.704-2(i) of the Treasury Regulations); and
(b)    debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4); 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Treasury Regulations.

This definition of Adjusted Capital Account Balance is intended to comply with the “alternative economic effect” test of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.
“Affected Member” means, at any time of determination, any other Member at a time when a Member has failed to pay in full when due any amount owed to the Company pursuant to this Agreement.
“Affiliate” means, with respect to any Person, a Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with, such Person. For the avoidance of doubt and notwithstanding anything to the contrary in the foregoing, (a) none of the Company or any of its Subsidiaries shall be considered an “Affiliate” of any Member or such Member’s Affiliates, and (b) any master limited partnership that is Controlled by the ultimate parent entity of any Member shall be an “Affiliate” of such Member hereunder.

Appendix I - 1
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“Affiliate Contract” means a Contract between the Company or any of its Subsidiaries, on the one hand, and any Member or any Affiliate of any Member, on the other hand.
“Affiliate Group” has the meaning set forth in Section 10.8(a).
“Agreement” has the meaning set forth in the introductory paragraph of this Agreement.
“Aggregate Tax Rate” has the meaning set forth in Section 10.8(a)(i)(A)(2).
“Annual Financial Statements” has the meaning set forth in Section 8.3(a).
“Assets” means the Company’s and its Subsidiaries’ right, title and interest from time to time in all items of economic value owned or leased by the Company or any of its Subsidiaries, including real property, equipment and other tangible personal property, and Contracts, data and records, and other intangible personal property. For the avoidance of doubt, the “Assets” include the Facilities.
“Audit Period” has the meaning set forth in Section 8.4(b).
“Authorized Units” has the meaning set forth in Section 3.9.
“Available Cash” means, as of any date of determination (being, unless the Board decides otherwise, as of the end of business on the last day of each Calendar Month), all cash and cash equivalents of the Company and its Subsidiaries on hand as of such time, less Cash Reserves.
“Bankruptcy” means, with respect to any Person: (a) the filing by such Person of a voluntary petition seeking liquidation, reorganization, arrangement or readjustment, in any form, of its debts under the U.S. Bankruptcy Code (or corresponding provisions of future Laws) or any other insolvency Law, or a Person’s filing an answer consenting to or acquiescing in any such petition; (b) the making by such Person of any assignment for the benefit of its creditors or the admission by a Person of its inability to pay its debts as they mature; or (c) the expiration of 60 days after the filing of an involuntary petition under the U.S. Bankruptcy Code (or corresponding provisions of future Laws) seeking an application for the appointment of a receiver for the assets of such Person, or an involuntary petition seeking liquidation, reorganization, arrangement or readjustment of its debts under any other insolvency Law, unless the same shall have been vacated, set aside or stayed within such 60 day period.
“Base Rate” means the rate of interest per annum publicly announced from time to time by Wells Fargo Bank, National Association as its prime rate in effect, plus 2%. Each change in the rate of interest shall be effective from and including the date such change is publicly announced as being effective (or, if such rate is contrary to any applicable usury Law, the maximum rate permitted by such applicable Law).
“BLC Facilities” has the meaning set forth in the BLC Facilities Construction Management Agreement.
“BLC Facilities Construction Management Agreement” means that certain BLC Facilities Construction Management Agreement, dated as of the Effective Date, between the Company and

Appendix I - 2
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Phillips 66 Pipeline LLC, a Delaware limited liability company, as the same may be amended, modified or supplemented from time to time.
“BLC Facilities Construction Manager” means Phillips 66 Pipeline LLC, the Affiliate of P66 serving as “Construction Manager” under the BLC Facilities Construction Management Agreement as of the Effective Date, and any successor “Construction Manager” that is appointed pursuant to this Agreement and the BLC Facilities Construction Management Agreement.
“Board” has the meaning set forth in Section 5.1(a).
“Board Alternate” has the meaning set forth in Section 5.2(a).
“Budget” means any Direct Bill Budget, Construction Budget or Capital Project Budget, as the context requires and, for the purposes of this Agreement, such term shall include the Fixed Operating Fee that relates to such budget. For the avoidance of doubt, any Default Budget in effect shall also be considered the “Budget” for all purposes hereunder.
“Business” means activities conducted by the Company and its Subsidiaries with respect to the Assets.
“Business Day” means a day (other than a Saturday or Sunday) on which commercial banks in Texas are generally open for business.
“Calendar Month” means any of the months of the Gregorian calendar.
“Calendar Quarter” means a period of three consecutive Calendar Months commencing on the first day of January, the first day of April, the first day of July and the first day of October in any Calendar Year.
“Calendar Year” means a period of 12 consecutive Calendar Months commencing on the first day of January and ending on the following 31st day of December, according to the Gregorian calendar.
“Call Notice” means any call notice issued by the President to the Members pursuant to Section 3.3 requesting the making of contributions by one or more of the Members to the Company.
“Capital Account” has the meaning set forth in Section 3.6(a).
“Capital Project” means, as of any date of determination, any (a) Expansion Project or (b) Lateral Project; provided, however, that for the avoidance of doubt, no Member Project shall be considered a “Capital Project” hereunder.
“Capital Project Budget” means, with respect to any Capital Project, the applicable Proposing Member’s good faith estimate of a budget covering, in reasonable detail, all costs related to the Design, Procurement, Construction, development, operation and maintenance (including the Management of the foregoing) of such Capital Project.

Appendix I - 3
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“Cash Reserves” means the cash reserves recommended by the Operator, subject to any required approvals of the Board, in connection with the determination of Available Cash as being the amount necessary to account for the usual and ordinary expenses to be incurred by the Company and its Subsidiaries in connection with the operation and maintenance of the Facilities or, following the expiration of the Initial Facilities Construction Period, the development of any Capital Project for one or more of the succeeding three Calendar Months, including (a) Operating Expenses; (b) Fixed Operating Fees and Direct Bill Items of Operator; (c) ad valorem taxes and assessments on real and personal property of the Company and its Subsidiaries; (d) Construction Costs, in the case of Capital Projects Constructed following the expiration of the Initial Facilities Construction Period; and (e) expenses for Required Upgrades or Emergency Expenditures.
“Chairman” has the meaning set forth in Section 5.2(a).
“Change in Control” means any direct or indirect change in Control of a Member (whether through merger, sale of shares or other equity interests, or otherwise), through a single transaction or series of related transactions, from one or more transferors to one or more transferees; provided, however, that the following shall not be considered a “Change in Control”: (a) a change in Control of an ultimate parent entity of such Member, including any change in Control of the general partner of such ultimate parent entity, as applicable, (b) a change in Control of any publicly-traded subsidiary of an ultimate parent entity of such Member, (c) a change in Control of a Member resulting in ongoing Control by a Wholly-Owned Affiliate, (d) a change in Control of Energy Transfer resulting in ongoing Control by Energy Transfer Equity, L.P., Energy Transfer Partners, L.P., or Sunoco Logistics Partners L.P., as applicable, (e) a change in Control of Sunoco resulting in ongoing Control by Energy Transfer Equity, L.P., Energy Transfer Partners, L.P., or Sunoco Logistics Partners L.P., as applicable, (f) a change in Control of either Energy Transfer Equity, L.P., Energy Transfer Partners, L.P., or Sunoco Logistics Partners L.P., (g) a change in Control of P66 resulting in ongoing Control by Phillips 66 Partners LP, (h) a change of Control of Phillips 66 Company, or (i) a change of Control of Phillips 66 Partners LP. As of the Effective Date, (i) the “ultimate parent entity” of Energy Transfer is Energy Transfer Equity L.P., (ii) the “ultimate parent entity” of P66 is Phillips 66, and (iii) the “ultimate parent entity” of Sunoco is Energy Transfer Equity, L.P.
“Claim” means any claim, demand, suit, action, investigation, proceeding (whether civil, criminal, arbitrative, investigative, or administrative), governmental action, cause of action, and expenses and costs associated therewith (including attorneys’ fees and court costs), whether now existing or hereafter arising, whether known or unknown, including such items involving or sounding in the nature of breach of contract, tort, statutory liability, strict liability, products liability, liens, contribution, indemnification, fines, penalties, malpractice, professional liability, design liability, premises liability, environmental liability (including investigatory and cleanup costs and natural resource damages), safety liabilities (including OSHA investigations, litigation and pending fines), deceptive trade practices, malfeasance, nonfeasance, negligence, misrepresentation, breach of warranty, tortious interference with contractual relations, slander or libel.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute.

Appendix I - 4
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“Company” has the meaning set forth in the introductory paragraph of this Agreement.
“Company Contract” means any Contract to which the Company is a party.
“Competing Person” has the meaning set forth in Section 2.9.
“Confidential Information” has the meaning set forth in Section 15.9(a).
“Conflict Activity” means (a) the negotiation and execution by the Company of any Affiliate Contract (excluding, for the avoidance of doubt and applicable only to this subsection (a) of this definition, the Operating Agreement, the BLC Facilities Construction Management Agreement, the Subject Facilities Construction Management Agreement and the Contribution Agreement), (b) the amendment to, or waiver of, any of the Company’s or its Subsidiaries’ rights under any Affiliate Contract, (c) the enforcement of the following rights of the Company or any of its Subsidiaries under any Affiliate Contract: (i) enforcing any rights of the Company or any of its Subsidiaries under any Affiliate Contract in connection with any breach or default (or alleged breach or default) thereunder by the Conflicted Member (or its Affiliates), (ii) making or enforcing any Claims by the Company or any of its Subsidiaries for indemnification under any Affiliate Contract or (iii) enforcing any rights of the Company or any of its Subsidiaries in connection with any dispute with a Conflicted Member (or any of its Affiliates) under any Affiliate Contract, (d) the enforcement of any rights of the Company or any of its Subsidiaries under any Affiliate Contract in connection with any bankruptcy, reorganization, liquidation or dissolution of the Conflicted Member (or any of its Affiliates), (e) the exercise of discretionary rights by the Company or any of its Affiliates under any Affiliate Contract (such as audit rights, including audit rights relating to EH&S Laws) and rights to request additional information) and (f) enforcing any rights of the Company under this Agreement in connection with any breach or default (or alleged breach or default) hereunder by the Conflicted Member (or its Affiliates).
“Conflicted Member” means a Member that is (or has an Affiliate that is): (a) the counterparty to the Company under an Affiliate Contract; or (b) the adversary or counterparty opposite the Company or any of its Subsidiaries on any other transaction or dispute giving rise to a Conflict Activity.
“Construction” and its derivatives have the meaning set forth in the applicable Construction Management Agreement or the Operating Agreement, as the context requires.
“Construction Budget” has the meaning set forth in the applicable Construction Management Agreement, as the context requires.
“Construction Costs” has the meaning set forth in the applicable Construction Management Agreement, as the context requires.
“Construction Direct Bill Items” has the meaning set forth in the applicable Construction Management Agreement, as the context requires.
“Construction Management Agreement” means, as the context requires, any or all of the following: (a) the BLC Facilities Construction Management Agreement, (b) the Subject Facilities Construction

Appendix I - 5
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Management Agreement, (c) any other construction management agreement entered into pursuant to the terms of Section 6.2, and (d) any subsequent agreement entered into pursuant to Section 6.2 in replacement of any agreement described in parts (a) through (c) above, in each case, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof and this Agreement.
“Construction Manager” means (a) the BLC Facilities Construction Manager, (b) the Subject Facilities Construction Manager, and/or (c) the construction manager under any other Construction Management Agreement entered into by the Company from time to time pursuant to Section 6.2, in each case, as the context requires.
“Construction Period” has the meaning set forth in the applicable Construction Management Agreement, as the context requires.
“Contract” means any written or oral contract or agreement, including an agreement regarding indebtedness, lease, mortgage, license agreement, purchase order, commitment, letter of credit or any other legally binding arrangement.
“Contributing Member” has the meaning set forth in Section 10.8(a).
“Contribution Agreement” has the meaning set forth in the recitals to this Agreement.
“Control” and its derivatives mean, with respect to any Person, the possession, directly or indirectly, of (a) the power to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise, (b) without limiting any other subsection of this definition, if applicable to such Person (even if such Person is a corporation), where such Person is a corporation, the power to exercise or determine the voting of more than 50% of the voting rights in such corporation, (c) without limiting any other subsection of this definition, if applicable to such Person (even if such Person is a limited partnership),where such Person is a limited partnership, ownership of all of the equity of the sole general partner of such limited partnership, or (d) without limiting any other subsection of this definition, if applicable to such Person, in the case of a Person that is any other type of entity, the right to exercise or determine the voting of more than 50% of the Equity Interests in such Person having voting rights, whether by contract or otherwise.
“Covered Person” means, in each case, whether or not a Person continues to have the applicable status referred to in the following list: a Member; any Affiliate of a Member; a Director; a Board Alternate; each Member’s representatives serving on any Board subcommittee; any officer of the Company or any of its Subsidiaries; any officer, director, member, manager, stockholder, partner, employee, representative or agent of any Member, or of any of their respective Affiliates; and any Tax Matters Member. However, as used herein, “Covered Person” specifically excludes (a) any Member or any Affiliate of a Member that is currently serving as “Operator” under the Operating Agreement or a “Construction Manager” under any Construction Management Agreement, in each case, only to the extent such Person is acting in such capacity, and (b) any of such Operator’s or such Construction Manager’s officers, directors, managers, employees or agents, in each case, only to the extent any such officer, director, manager, employee or agent is acting on behalf of the Operator

Appendix I - 6
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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

or any Construction Manager under the Operating Agreement or any Construction Management Agreement, as applicable.
“Covering Affected Member” has the meaning set forth in Section 3.5(b)(i).
“Crude Petroleum” means the grade or grades of direct liquid product of oil or gas wells, including such liquid produce that has been stabilized, which (a) has an API gravity between 15 and 70 degrees, (b) has a sediment and water content of 1% or less, (c) is not contaminated by chemicals foreign to virgin crude oil, such as chlorinated or oxygenated hydrocarbons and lead, and (d) otherwise meets the specifications set forth in the rules and regulations contained in tariffs in effect from time to time and applicable to the Assets.
“Damage Amount” has the meaning set forth in Section 10.8(a)(i)(A).
“Debt” means, as applied to the Company or any of its Subsidiaries:
(a)    any indebtedness for borrowed money which the Company or any of its Subsidiaries has directly incurred, assumed or otherwise become liable for; and
(b)    leases that in accordance with GAAP are required to be capitalized on the balance sheet of the Company or any of its Subsidiaries, as the case may be.
“Default” has the meaning set forth in Section 3.4(a).
“Default Budget” means a Default Direct Bill Budget (as such term is defined in the Operating Agreement).
“Default Interest Rate” means the rate of interest per annum publicly announced from time to time by Wells Fargo Bank, National Association as its prime rate in effect, plus 10%. Each change in the rate of interest shall be effective from and including the date such change is publicly announced as being effective (or, if such rate is contrary to any applicable usury Law, the maximum rate permitted by such applicable Law).
“Default Notice” has the meaning set forth in Section 3.4(a).
“Default Period” has the meaning set forth in Section 3.4(b).
“Defaulting Member” has the meaning set forth in Section 3.4(a).
“Delaware Act” means the Delaware Limited Liability Company Act, Del. Code Ann. Tit. 6, §§18-101, et. seq.
“Depreciation” means, for each Fiscal Year or other period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an Asset for such year or other period, except that if the Gross Asset Value of an Asset differs from its adjusted basis for Tax Purposes at the beginning of such year or other period, except as required by Section 1.704-3(d) of the Treasury Regulations, Depreciation shall be an amount which bears the same proportion to such

Appendix I - 7
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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

beginning Gross Asset Value as the Federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the Federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Tax Matters Member. Notwithstanding the foregoing, because the Company uses the remedial method pursuant to Section 1.704-3(d) of the Treasury Regulations with respect to one or more of the Company’s Assets, Depreciation with respect to such Assets shall not be determined in accordance with the preceding sentence of this definition, but shall instead be determined in a manner consistent with tax capital accounting principles and consistent with the treatment of such assets under the remedial method, as determined by the Tax Matters Member in consultation with the Company’s tax advisors.
“Design” and its derivatives have the meaning set forth in the applicable Construction Management Agreement or the Operating Agreement, as the context requires.
“Direct Bill Budget” has the meaning set forth in the Operating Agreement.
“Direct Bill Items” has the meaning set forth in the Operating Agreement.
“Director” has the meaning set forth in Section 5.1(a).
“Dispute” has the meaning set forth in Section 14.2(a).
“Dispute/Deadlock Notice” has the meaning set forth in Section 14.2(b).
“Dispute/Deadlock Response” has the meaning set forth in Section 14.2(c).
“Due Date” has the meaning set forth in Section 3.4(a).
“Effective Date” has the meaning set forth in the introductory paragraph of this Agreement.
“EH&S Laws” has the meaning set forth in the Operating Agreement.
“Emergency” has the meaning set forth in the Operating Agreement or the applicable Construction Management Agreement, as the context requires.
“Emergency Expenditure” means expenditures which are reasonably necessary to be expended in order to mitigate or remedy an Emergency.
“Encumbrance” means a mortgage, lien, pledge, charge or other encumbrance. “Encumber” and other derivatives shall be construed accordingly.
“Energy Transfer” has the meaning set forth in the recitals to this Agreement.
“Energy Transfer Assets” has the meaning set forth in the Contribution Agreement.
“Energy Transfer Cash Contribution” has the meaning set forth in the Contribution Agreement.

Appendix I - 8
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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Energy Transfer First Initial Contribution” has the meaning set forth in Section 3.1(a).
“Energy Transfer Initial Contribution” has the meaning set forth in Section 3.1(e)(ii).
“Energy Transfer True-Up Contribution” has the meaning set forth in Section 3.1(e)(ii).
“Equity Interests” means, with respect to any Person, (a) capital stock, membership interests, partnership interests, other equity interests, rights to profits or revenue and any other similar interest in such Person, (b) any security or other interest convertible into or exchangeable or exercisable for any of the foregoing, whether at the time of issuance or upon the passage of time or the occurrence of some future event, and (c) any warrant, option or other right (contingent or otherwise) to acquire any of the foregoing.
“Estimated Capital Project Costs” means, with respect to any Capital Project, the Proposing Member’s good faith estimate of the costs and expenses of the Design, Procurement, Construction, development, operation and maintenance, including the Management of the foregoing, of such proposed Capital Project.
“Estimated Capital Project Revenues” means, with respect to any Capital Project, the Proposing Member’s good faith estimate of the projected incremental revenues to be derived from the Capital Project (that are supported by, or would be supported by, binding Contracts for service, with or without priority access, under which such incremental revenues are owed to the Company for the availability of the right to receive service regardless of the actual usage of such service).
“Expansion Project” means, with respect to any physical Asset and as of any date of determination, any physical enhancement or series of physical enhancements that would increase the throughput capacity (including by expanding pump station capability) of such Asset beyond the throughput capacity of such physical Asset as of such date, regardless whether such enhancement or series of enhancements would also qualify as a “Lateral Project” hereunder.
“Facilities” has the meaning set forth in the Operating Agreement.
“Fair Market Value” means, with respect to any asset, the price at which a willing seller would sell, and a willing buyer would buy, the asset, free and clear of all Encumbrances, in an arms’ length transaction for cash, without time constraints and without being under any compulsion to buy or sell.
“FERC” means the U.S. Federal Energy Regulatory Commission.
“Final Completion” has the meaning set forth in the applicable Construction Management Agreement, as the context requires.
“Fiscal Year” means the Company’s taxable year, which shall be a Calendar Year.
“Fixed Operating Fee” has the meaning set forth in the Operating Agreement.
“Formation Certificate” has the meaning set forth in the recitals to this Agreement.

Appendix I - 9
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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Formation Date” has the meaning set forth in the recitals to this Agreement.
“GAAP” means generally accepted accounting principles in the U.S.
“Governmental Authority” means any Federal, State, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.
“Guaranties” has the meaning set forth in Section 3.8.
“Gross Asset Value” means with respect to any Asset, the Asset’s adjusted basis for Tax Purposes, except as follows:
(a)    the initial Gross Asset Value of any non-cash Asset contributed by a Member to the Company shall be the gross Fair Market Value of such Asset on the date of contribution, as mutually agreed by the Members;
(b)    the Gross Asset Values of all Assets shall be adjusted to equal their respective gross Fair Market Values (taking into account Section 7701(g) of the Code), as reasonably determined by the Tax Matters Member at each of the following times:
(i)    immediately before the acquisition of an additional Member Interest and associated Units by any new or existing Member in connection with a contribution to the Company of cash or property other than a de minimis amount (within the meaning of Section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations);
(ii)    immediately before the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for a Member Interest and associated Units (within the meaning of Section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations);
(iii)    immediately before the grant of a Member Interest and associated Units as consideration for the provision of services to or for the benefit of the Company by any new or existing Member (within the meaning of Section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations);
(iv)    immediately before the issuance by the Company of a “noncompensatory option” within the meaning of Sections 1.721-2(f) and 1.761-3(b)(2) of the Treasury Regulations which is not treated as a partnership interest pursuant to Section 1.761-3(a) of the Treasury Regulations;
(v)    immediately before the liquidation of the Company within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Treasury Regulations;

Appendix I - 10
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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(vi)    immediately after the acquisition of an interest in the Company by any new or existing Member upon the exercise of a noncompensatory option in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(s); and
(vii)    at such other times as the Board shall reasonably determine necessary or advisable in order to comply with Treasury Regulation Sections 1.704-1(b) and 1.704-2;
provided, however, that the adjustments pursuant to clauses (i), (ii), (iii), (iv) and (vi) above shall be made only if the Board reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company and, provided further, if any noncompensatory options are outstanding upon the occurrence of an event described in this paragraph (b)(i) through (b)(vi), the Company shall adjust the Gross Asset Values of its properties in accordance with Treasury Regulation Sections 1.704-1(b)(2)(iv)(f)(1) and 1.704-1(b)(2)(iv)(h)(2);
(c)    the Gross Asset Value of any non-cash Asset distributed to any Member shall be the gross Fair Market Value of such non-cash Asset on the date of distribution as reasonably determined by the Tax Matters Member;
(d)    the Gross Asset Values of Assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such Assets pursuant to Sections 734(b) or 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining the Capital Accounts pursuant to Section 1.704-1(b)(2)(iv)(m) of the Treasury Regulations, and subsection (g) under the definition of Net Profits and Net Losses below; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subsection to the extent that the Tax Matters Member reasonably determines that an adjustment pursuant to subsection (b) of this definition is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection; and
(e)    if the Gross Asset Value of an Asset has been determined or adjusted pursuant to subsection (a), (b) or (d) of this definition, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Profits and Net Losses and items of income, gain, loss and deduction to be allocated to the Members.
“Initial Facilities” means the BLC Facilities and the Subject Facilities, collectively.
“Initial Facilities Construction Period” has the meaning set forth in Section 3.3(a).
“Lateral Project” means, as of any date of determination, any pipeline, tankage or terminalling assets (including any appurtenant facilities thereto and including any interconnection with the Facilities) that involves the connection to, or interconnection with, any of the then-existing Facilities.
“Law” means any constitution, decree, resolution, law, statute, act, ordinance, rule, directive, order, treaty, code or regulation and any injunction or final non-appealable judgment or any interpretation of the foregoing, as enacted, issued or promulgated by any Governmental Authority.

Appendix I - 11
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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Liabilities” means any and all Claims, payments, charges, judgments, assessments, liabilities, losses, damages, penalties, fines or costs and expenses, including any reasonable fees of attorneys, experts, consultants, accountants, and other professional representatives and legal or other expenses incurred in connection therewith and including liabilities, costs, losses and damages for personal injury, illness or death, property damage, Contract claims, torts or otherwise.
“LIBOR” means, as of any date of determination, the rate per annum that appears on the applicable Bloomberg screen page at 11:00 a.m. London time (or, if not so appearing, as specified in The Wall Street Journal) as the one month London interbank offered rate on such date.
“Liquidating Trustee” has the meaning set forth in Section 13.3(a).
“Manage” or “Management” and their derivatives have the meaning set forth in the applicable Construction Management Agreement or the Operating Agreement, as the context requires.
“Member” means any Person executing this Agreement as of the date of this Agreement or any Person hereafter admitted to the Company as provided in this Agreement, in each case, as a member of the Company, but such term does not include any Person who has ceased to be a member in the Company.
“Member Indemnitor” has the meaning set forth in Section 7.6.
“Member Interest” means a limited liability company interest (as defined in the Delaware Act) in the Company; provided, however, that such term shall not include any management rights held by a Member solely in its capacity as a Member. A Member’s Member Interest in the Company is evidenced by Units.
“Member Project” means any Lateral Project that (a) has an actual point of interconnection with the then-existing Facilities that is located in the immediate vicinity of one of the applicable Initial Facilities points of destination described in subparts (i), (ii) or (iii) of clause (b) below, (b) other than with respect to the actual point of interconnection between such Lateral Project with the then-existing Facilities, is either located entirely (i) upstream of the Initial Facilities’ point of origin located in Nederland, Texas, (ii) downstream of the Initial Facilities’ point of destination located in St. James, Louisiana, or (iii) downstream of the Initial Facilities’ point of destination located in Lake Charles, Louisiana and (c) does not, at any other point other than the interconnection referenced above, interconnect with any other portion of the then-existing Facilities. Notwithstanding anything herein to the contrary, the Company and Members agree that (A) any Member Project that could reasonably be expected to cause Company to be in breach or default under any Company Contract, or which otherwise would give rise to a termination of any Company Contract, shall not be considered a “Member Project” under this Agreement for any purpose, (B) any Member Project that could reasonably be expected to increase the Company’s costs and expenses associated with the Assets or otherwise cause the Company to incur additional costs and expenses with respect to the Assets shall not be considered a “Member Project” under this Agreement for any purpose, unless the Member wishing to undertake such Member Project agrees to fully reimburse the Company for all such increased costs and expenses, (C) any Member Project that could reasonably be expected to cause apportionment or pro-rationing of throughput on the Facilities shall not be considered a

Appendix I - 12
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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“Member Project” under this Agreement for any purpose, (D) any Required Upgrade that meets the criteria of a Member Project set forth in this definition shall nevertheless not be considered a “Member Project” under this Agreement for any purpose, and (E) any Member Project for which the proposed terms and conditions of transportation service in connection with such proposed Member Project either (1) trigger a most favored nations provision (or similar provision) under any Company Contract and/or (2) alter or supplement the rates and other terms of service then on file and effective with the FERC with respect to the Company, shall not be considered a “Member Project” under this Agreement for any purpose.
“Member Schedule” means a schedule to be kept by the Secretary, listing all of the Members, their respective mailing addresses, the Member Interests and associated Units currently held by each Member and the current Percentage Interests of each Member. The Member Schedule as of the Effective Date is attached hereto as Appendix II.
“Monthly Financial Reports” has the meaning set forth in Section 8.3(c).
“Negotiation Period” has the meaning set forth in Section 14.2(c).
“Net Profits” or “Net Losses” means, for any Fiscal Year, an amount equal to the Company’s taxable income or taxable loss for such Fiscal Year, as determined under Section 703(a) of the Code (including all items required to be separately stated under Section 703(a)(1) of the Code) and Section 1.703-1 of the Treasury Regulations, but with the following adjustments:
(a)    any tax-exempt income, as described in Section 705(a)(1)(B) of the Code, realized by the Company and not otherwise taken into account in this subsection shall be added to such taxable income or taxable loss;
(b)    any expenditures of the Company described in Section 705(a)(2)(B) of the Code for such Fiscal Year or treated as being so described in Section 1.704-1(b)(2)(iv)(i) of the Treasury Regulations and not otherwise taken into account in this subsection shall be subtracted from such taxable income or taxable loss;
(c)    subject to subsection (d) below, in the event the Gross Asset Value of any Asset is adjusted pursuant to subsection (b) or (c) of the definition of “Gross Asset Value,” the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Profit or Net Loss;
(d)    any item of income, gain, loss or deduction that is required to be specially allocated to a Member under Section 4.2 or Section 4.3 shall not be taken into account in computing such taxable income or taxable loss;
(e)    the amount of any gain or loss required to be recognized by the Company during such Fiscal Year by reason of a sale or other disposition of any Asset, shall be computed as if the Company’s adjusted basis in such Asset for Tax Purposes were equal to the Gross Asset Value of the Asset disposed of, notwithstanding that the adjusted tax basis of such Asset differs from its Gross Asset Value;

Appendix I - 13
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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(f)    in lieu of depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for the Fiscal Year or other applicable period; and
(g)    to the extent an adjustment to the adjusted tax basis of any Asset pursuant to Section 734(b) or Section 743(b) of the Code is required pursuant to Section 1.704-1(b)(2)(iv)(m) of the Treasury Regulations in determining Capital Accounts, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the Asset and shall be taken into account for purposes of computing such taxable income or taxable loss.
If the Company’s taxable income or taxable loss for such Fiscal Year, as adjusted in the manner provided above in subsections (a) through (g) of this definition, is (i) a positive amount, such amount shall be the Net Profits for such Fiscal Year or (ii) a negative amount, such amount shall be the Net Losses for such Fiscal Year.
“Non-Billable Item” has the meaning set forth in the Operating Agreement.
“Non-Conflicted Member” means, in the context of a Conflict Activity, any Member that is not a Conflicted Member with respect to such Conflict Activity.
“Non-Contributing Member” has the meaning set forth in Section 10.8(a).
“Non-Paying Affected Member” has the meaning set forth in Section 3.5(b).
**
“Operating Agreement” means (a) that certain Operating Agreement, dated as of the Effective Date, between the Company and Sunoco Pipeline L.P., a Texas limited partnership, or (b) any subsequent agreement entered into pursuant to Section 6.1, in each case, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof and this Agreement.
“Operating Expenses” has the meaning set forth in the Operating Agreement.
“Operator” means Sunoco Pipeline L.P., serving as “Operator” under the Operating Agreement as of the Effective Date, and any successor “Operator” that is appointed pursuant to this Agreement and the Operating Agreement.
“Original Agreement” has the meaning set forth in the recitals to this Agreement.
“P66” has the meaning set forth in the recitals to this Agreement.
“P66 Assets” has the meaning set forth in the Contribution Agreement.
“P66 First Initial Contribution” has the meaning set forth in Section 3.1(b).

Appendix I - 14
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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

“P66 Initial Contribution” has the meaning set forth in Section 3.1(e)(i).
“P66 Post-Effective Date Expenses” has the meaning set forth in Section 3.1(d).
“P66 Second Initial Contribution” has the meaning set forth in Section 3.1(d).
“P66 True-Up Contribution” has the meaning set forth in Section 3.1(f).
“Paying Affected Member” has the meaning set forth in Section 3.5(b).
“Percentage Interest” means, at any time of determination and with respect to any Member, a fraction, expressed as a percentage, (a) the numerator of which is the number of Units held by such Member as of such time and (b) the denominator of which is the aggregate number of Units held by all Members as of such time, as such Percentage Interest may be adjusted from time to time in accordance with Section 3.5(e).
“Percentage Interest Adjustment Remedy” has the meaning set forth in Section 3.5(e).
“Percentage Interest Buyout Remedy” has the meaning set forth in Section 3.5(f).
“Permitted Company Action” has the meaning set forth in Section 5.1(a).
“Person” means any individual, corporation, company, partnership, limited partnership, limited liability company, trust, estate, Governmental Authority or any other entity.
“Pipeline Operations” means, collectively, the operation, maintenance, repair, start-up, commissioning and decommissioning of the Facilities.
“Post-Effective Date Affiliate Costs” has the meaning set forth in Section 6.3(b).
“Post-Effective Date Member Costs” has the meaning set forth in Section 6.3(a).
“Post-Effective Date Reimbursement Request” has the meaning set forth in Section 6.3(c).
“Preserved Unanimous Action” means any of the actions described in Section 5.1(d)(iv) through Section 5.1(d)(xx) and, to the extent relating to the aforementioned Sections only, Section 5.1(d)(xxi).
“President” has the meaning set forth in Section 5.10(a).
“Procurement” and its derivatives have the meaning set forth in the applicable Construction Management Agreement or the Operating Agreement, as the context requires.
“Project IRR” means, with respect to any Capital Project, the Proposing Member’s good faith estimate of the projected unlevered, pre-tax internal rate of return to the Company (calculated using the “XIRR” function of Microsoft Excel® (using the midyear convention) or, if Microsoft Excel® is no longer supported by Microsoft Corporation, by a similar function to which the Members

Appendix I - 15
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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

reasonably agree) based on the Estimated Capital Project Revenues and Estimated Capital Project Costs for such Capital Project.
“Proportionate Share” means, with respect to (a) an Affected Member, the proportion that such Affected Member’s Percentage Interest bears to the total Percentage Interests of all Affected Members existing at such time, (b) a Paying Affected Member (other than as specified in subpart (d) below), the proportion that such Paying Affected Member’s Percentage Interest bears to the total Percentage Interests of all Paying Affected Members existing at such time, (c) each Member who is not the Operator, or who is not an Affiliate of the Operator, as applicable, the proportion that such Member’s Percentage Interest bears to the total Percentage Interests of all Members existing at such time that are not the Operator or an Affiliate of the Operator, (d) a Paying Affected Member that has elected to enforce the Percentage Interest Buy-Out Remedy pursuant to Section 3.5(f) with respect to a Default, the proportion that such Paying Affected Member’s Percentage Interest bears to the total Percentage Interests of all Paying Affected Members that have elected to enforce the Percentage Interest Buy-Out Remedy pursuant to Section 3.5(f) with respect to such Default, (e) each non-Requesting Member, in the event a Post-Effective Date Reimbursement Request is delivered to the Company pursuant to Section 6.3(c) by a Requesting Member, the proportion that such non-Requesting Member’s Percentage Interest bears to the total Percentage Interests of all non-Requesting Members, and (f) **
“Proposing Member” means any Member that submits a proposal to the Company to undertake a Capital Project.
“Qualifying Capital Project” means any Capital Project: (a) the projected Construction Costs for which, as reasonably determined by the applicable Proposing Member in good faith, are greater than **; (b) that involves the use of, connection to or interconnection with any Asset of the Company at any time such Capital Project is proposed; and (c) that is supported by binding service agreements (i) that utilize such Capital Project, (ii) that each have a term of greater than five years, (iii) that, in the case of an Expansion Project, are based on a form agreement generally consistent with the terms and conditions of Qualifying Subscription Contracts for comparable Segments of the then-existing Facilities (provided that any disagreements among the Members about the terms and conditions contemplated by this clause (iii) shall not, taken alone, be the basis for causing such Capital Project to not qualify as a “Qualifying Capital Project” hereunder), (iv) that provide that the revenues for any contract year thereunder do not vary by more than ** from the revenues for the initial contract year thereunder, and (v) under which, the guaranteed revenues from such agreements are reasonably projected in good faith by the applicable Proposing Member to generate a Project IRR (assuming a terminal value of zero) equal to the greater of (A) ** and (B) **. Notwithstanding the foregoing, (1) any Capital Project that could reasonably be expected to cause apportionment or pro-rationing of throughput on the Facilities from its origination shall not be considered a “Qualifying Capital Project”, (2) any Required Upgrade that meets the criteria of a Qualifying Capital Project set forth in this definition shall nevertheless not be considered a “Qualifying Capital Project” under this Agreement for any purpose, and (3) any Capital Project for which the proposed terms and conditions of transportation service in connection with such proposed Capital Project either (x) trigger a most favored nations provision (or similar provision) under any Company Contract and/or (y) alter or supplement the rates and other terms of service then on file and effective with the FERC with respect

Appendix I - 16
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TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

to the Company, shall not be considered a “Qualifying Capital Project” under this Agreement for any purpose.
“Qualifying Subscription Contract” means a binding Contract between or among the Company and one or more Third Party(ies) pursuant to which such Third Party(ies) or any of its or their respective Affiliates shall have subscribed for the right to transport Crude Petroleum through the Facilities with or without priority access that has an original term of greater than five contract years (with the revenues for any such contract year not varying by more than 10% from the initial contract year). For the avoidance of doubt, any capacity lease agreement, throughput and deficiency agreement or transportation services agreement, in each case, with respect to the transportation of Crude Petroleum through the Facilities with or without priority access that satisfies the foregoing requirements shall be considered a “Qualifying Subscription Contract” for all purposes hereunder.
“Quarterly Estimate” has the meaning set forth in the applicable Construction Management Agreement, as the context requires.
“Quarterly Financial Statements” has the meaning set forth in Section 8.3(b).
“Quarterly Forecasts” has the meaning set forth in Section 8.3(d).
“Regulatory Allocations” has the meaning set forth in Section 4.3.
“Requesting Member” has the meaning set forth in Section 6.3(e).
“Required Upgrade” means any Asset upgrade, modification, expansion or other similar improvement that is necessary: (a) in order for the Assets to comply with applicable Laws or (b) in order for the Company or any of its Subsidiaries to fulfill its required obligations under any material Contract, in each case, excluding routine maintenance items and similar minor improvements covered in any Direct Bill Budget.
“Required Upgrade Costs” has the meaning set forth in the Operating Agreement.
“Right to Compete” has the meaning set forth in Section 2.9.
**
**
**
“Secretary” means the Person then-serving as the secretary of the Company, including, if then-applicable, the Person designated as the initial Secretary on Appendix V.
“Segment” has the meaning set forth in the applicable Construction Management Agreement, as the context requires.

Appendix I - 17
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“Subject Facilities” has the meaning set forth in the Subject Facilities Construction Management Agreement.
“Subject Facilities Construction Management Agreement” means that certain Subject Facilities Construction Management Agreement, dated as of the Effective Date, between the Company and BBP Construction Management, LLC, a Delaware limited liability company, as the same may be amended, modified or supplemented from time to time.
“Subject Facilities Construction Manager” means BBP Construction Management, LLC, the Affiliate of Energy Transfer serving as “Construction Manager” under the Subject Facilities Construction Management Agreement as of the Effective Date, and any successor “Construction Manager” that is appointed pursuant to this Agreement and the Subject Facilities Construction Management Agreement.
“Subsidiary” means, as to any Person, any other Person of which or in which such Person, directly or indirectly through its ownership of any other Person, has Control.
“Substitute Member” means any Person who acquires from a Member any or all of the Member Interest and associated Units held by such Member and is admitted to the Company as a Member pursuant to the provisions of Section 10.4.
“Successor Operator” has the meaning set forth in Section 6.1(b).
“Successor Operator Excess Costs” has the meaning set forth in Section 6.1(e).
“Successor Operator Proposal” has the meaning set forth in Section 6.1(b).
“Sunoco” has the meaning set forth in the Recitals.
“Sunoco Cash Contribution” has the meaning set forth in the Contribution Agreement.
“Sunoco First Initial Contribution” has the meaning set forth in Section 3.1(c).
“Sunoco Initial Contribution” has the meaning set forth in Section 3.1(e)(i).
“Sunoco True-Up Contribution” has the meaning set forth in Section 3.1(e)(i).
“Tax Estimate Report” has the meaning set forth in Section 8.3(e).
“Tax Matters Member” has the meaning set forth in Section 9.4(a).
“Tax Purposes” means for purposes of Federal income taxation and for purposes of certain State income tax Laws that incorporate or follow Federal income tax principles.
“Tax Termination” has the meaning set forth in Section 10.8.
“Termination Percentage” means, with respect to a Contributing Member, a percentage, obtained by dividing (a) the portion of such Contributing Member’s Membership Interest actually Transferred

Appendix I - 18
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during the 12-month period ending on the date of the Tax Termination, by (b) the sum of the portions of all Contributing Members’ Membership Interests actually Transferred during the 12-month period ending on the date of the Tax Termination.
“Third Party” means any Person (other than the Company) that is not a Member or an Affiliate of a Member or any of its Subsidiaries.
“Total Amount in Default” means, as of any time, and with respect to any Defaulting Member, the following amounts: (a) the amounts that such Defaulting Member has failed to pay under the terms of this Agreement; and (b) any interest at the Default Interest Rate accrued on the amount under (a) from the date such amount is due by such Defaulting Member until the date such amount (together with all applicable interest thereon) is paid in full by such Defaulting Member.
“Total Votes” has the meaning set forth in Section 5.3(a).
“Transfer” means any sale, assignment, or other disposition by a Member of all or any of its Member Interest and associated Units, excluding (a) any disposition deemed to have occurred pursuant to Section 3.5(e) or Section 3.5(f) with respect to any Default, (b) any Encumbrance, and (c) any disposition resulting from a Change in Control, directly or indirectly.
**
**
“Treasury Regulations” means the regulations promulgated by the U.S. Department of the Treasury pursuant to and in respect of provisions of the Code. All references herein to sections of the Treasury Regulations shall include any corresponding provision or provisions of succeeding, similar, substitute, proposed or final Treasury Regulations.
“Unit” has the meaning set forth in Section 3.9.
“Vice President” means any Person then-serving as a vice president of the Company, including, if then-applicable, any Person designated as an initial Vice President on Appendix V.
“Wholly-Owned Affiliate” means, with respect to any Member, an Affiliate of such Member that is wholly owned, directly or indirectly, by the ultimate parent(s) of such Member.

Appendix I - 19
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APPENDIX II
MEMBER SCHEDULE
(as of the Effective Date)

Member Name	Units	Percentage Interest	Address

ETC BAYOU BRIDGE HOLDINGS, LLC	60	30%	c/o Energy Transfer Partners, L.P. 800 E. Sonterra Blvd. #400 San Antonio, Texas 78258
PHILLIPS 66 GULF COAST PIPELINE LLC	80	40%	c/o Phillips 66 Company 3010 Briarpark Drive Houston, Texas 77042
SUNOCO PIPELINE L.P.	60	30%	Sunoco Pipeline L.P. 1818 Market Street, Suite 1500 Philadelphia, PA 19103

TOTAL:	200	100%

Appendix II
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APPENDIX III
AFFILIATE CONTRACTS

1.	Operating Agreement

2.	BLC Facilities Construction Management Agreement

3.	Subject Facilities Construction Management Agreement

4.	Contribution Agreement

5.	Existing Transportation Services Agreements and/or existing precedent agreements with Affiliates of P66, Affiliates of Energy Transfer and/or Affiliates of Sunoco.

Appendix III
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APPENDIX IV
INITIAL DIRECTORS

Energy Transfer:	Lee Hanse

P66:	Diana Santos

Sunoco:	Chris Martin

Appendix IV

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APPENDIX V
INITIAL OFFICERS
President and Secretary:

President:	Chris Martin

Secretary:	Kevin Strehlow

Part 1 – Sunoco Vice Presidents:

James Torbet	Vice President – Engineering
Todd Stamm	Vice President – Operations

Part 2 – P66 Vice Presidents:

Diana Santos	Vice President – Project Management
Joseph Aikins	Vice President – Project Management
Michael S. McEnany	Vice President – Engineering
Mark A. Richard	Vice President – Procurement
James P. Journeycake	Vice President – Land
Vivek Gopal	Vice President – Environmental, Health and Safety

Part 3 – Energy Transfer Vice Presidents:

Lee Hanse	Vice President – Project Management
Yousif (Joey) Mahmoud	Vice President – Project Management
Charles Frey	Vice President – Engineering
Luke M. Fletcher	Vice President – Power
Ryan K. Coffey	Vice President – Operations
Kelly Henry	Vice President – Procurement
Robert R. Rose	Vice President – Land
Clint Cowan	Vice President – Environmental, Health and Safety

Appendix V

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EXHIBIT A
FORMATION CERTIFICATE

Exhibit A
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EXHIBIT B
FORM OF ADDENDUM AGREEMENT

Exhibit B

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EXHIBIT C
FORM OF MEMBER GUARANTY AGREEMENT

Exhibit C
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